SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 3, 1996


                              BULL RUN CORPORATION
             (Exact name of registrant as specified in its charter)

     GEORGIA                        0-9385                        91-1117599
  (State or other              (Commission File                 (IRS Employer
  jurisdiction of                   Number                   Identification No.)
  incorporation)

                4370 PEACHTREE ROAD, N.E., ATLANTA, GEORGIA 30319
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code               (404) 266-8333



                                       N/A
         (Former name or former address, if changed since last report.)



                               Page 1 of 69 pages

Item 5.           Other Events.

                  On January 3, 1996, Bull Run Corporation ("Bull Run") entered into a First Modification of Loan Agreement and two bank term notes with Bank South (the "Bank Notes"), providing for a total borrowing of up to $23,500,000 bearing interest initially at the prime rate, with the principal amount thereof due in 47 monthly installments of $200,000 each commencing February 1, 1999 with the remaining principal balance thereof due on January 1, 2003. The Bank Notes replaced two former term loans with Bank South totaling $13,500,000. The Bank Notes are collateralized by shares of common stock of Gray Communications Systems, Inc. ("Gray") owned by Bull Run, an 8% subordinated note receivable from Gray (discussed below), warrants to purchase shares of Gray common stock (discussed below), and shares of Bull Run common stock held by a principal shareholder of Bull Run. The existing $1,500,000 revolving credit note with Bank South expiring on April 1, 1997, provided for under the original Loan Agreement between Bull Run and Bank South dated March 29, 1995, remains outstanding.

                  Also on January 3, 1996, Bull Run entered into a Note Purchase Agreement with Gray pursuant to which Bull Run purchased an 8% Subordinated Note issued by Gray in the principal amount of $10,000,000 due in January 2005, with interest payable quarterly beginning March 31, 1996. In connection with the Note Purchase Agreement, Gray issued Bull Run warrants entitling Bull Run to purchase up to 487,500 shares of Gray common stock at $17.88125 per share, of which warrants for 300,000 shares are fully vested, with the remaining warrants vesting in five annual installments of 37,500 shares each, beginning January 3, 1997, assuming the 8% Subordinated Note remains outstanding. Vested warrants are exercisable after January 3, 1998 and expire in January 2006.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  a)  Financial Statements

                      Not Applicable.

                  b)  Pro Forma Financial Information

                      Not Applicable.

                  c)  Exhibits

                                                                                          Page in
                                                                                           8-K




                       (i)  First Modification of Loan Agreement between Bull                 4
                            Run Corporation and Bank South, dated
                            January 3, 1996

                      (ii)  First Term Loan Note dated January 3, 1996                       13

                      (iii) Second Term Loan Note dated January 3, 1996                      15

                                                         2




                      (iv) Note Purchase Agreement between Bull Run                          17
                           Corporation and Gray Communications Systems,
                           Inc. dated January 3, 1996

                       (v) 8% Subordinated Note dated January 3, 1996                        44

                      (vi) Warrant to Purchase Common Stock                                  46



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 18, 1996                BULL RUN CORPORATION




                           By:      /s/ Frederick J. Erickson
                                   Frederick J. Erickson
                                   Vice President - Finance,
                                   Chief Financial Officer, Treasurer and
                                   Assistant Secretary

                      FIRST MODIFICATION OF LOAN AGREEMENT


                  THIS MODIFICATION is made as of this 3rd day of January, 1996, by and between BULL RUN CORPORATION, a Georgia corporation ("Borrower"), and BANK SOUTH, a Georgia banking corporation formerly known as Bank South, N.A. ("Lender").

                               Statement of Facts

                  Lender and Borrower are parties to that certain Loan Agreement, dated as of March 29, 1995 (the "Loan Agreement"), pursuant to which Lender has agreed to make one or more loans from time to time to the Borrower in accordance with the terms and conditions thereof. Lender and Borrower desire to modify the Loan Agreement in certain respects in accordance with the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement as amended hereby (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:

                               Statement of Terms

                  1. Amendments of Loan Agreement. Subject to the fulfillment of the conditions precedent to the effectiveness of this Modification which are set forth below, the Loan Agreement shall be amended as follows:

                           (a) The Loan Agreement is hereby amended by adding to Section 1.01 thereof the following new definitions:

                                    "Default  Interest  Rate" shall mean for any
                           particular type of Loan the interest rate otherwise in effect with respect to such Loan plus (a) an additional two percentage points (2.0%) during the period from January 3, 1996 through January 2, 1999,
                           (b) an additional two and one-quarter percentage points (2.25%) during the period from January 3, 1999 through January 2, 2001 and (c) an additional two and one-half percentage points (2.5%) from and after January 3, 2001.

                                    "Gray"   shall   mean  Gray   Communications
                           Systems,   Inc.,  a  Georgia  corporation,   and  its
                           successors and assigns.

                                    "Interest  Rate  Contract"  shall  mean  any
                           interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, or other similar agreement or arrangement entered into by Borrower to protect the Borrower against fluctuations in interest rates.

                                    "Prior  First  Term  Loan"  shall  mean  the
                           $10,400,000 loan made by Lender to Borrower on or about March 29, 1995 under Section 3.01 of the Loan Agreement as originally executed and delivered.

                                    "Prior Second Term Loan" shall mean the
                           $3,100,000 loan made by

                           Lender to  Borrower  on or about March 29, 1995 under
                           Section 3.02 of the Loan Agreement as originally executed and delivered.

                                    "Second  Borrower  Pledge  Agreement"  shall
                           mean the Second Borrower Stock Pledge Agreement, dated as of January 3, 1996, executed by Borrower in favor of the Lender, as the same may be amended, supplemented or restated or otherwise replaced from time to time."

                                    "Subordinated    Note"    shall   mean   the
                           $10,000,000 principal amount 8% Subordinated Note due January 3, 2005 issued or to be issued by Gray in favor of Borrower, and any extension, modification, supplement or replacement thereof or therefor.

                                    "Warrant" shall mean the warrant to purchase
                           487,500 shares of the common stock of Gray which have been or will be issued by Gray in favor of Borrower in connection with the Subordinated Note, and any extension, modification, supplement or replacement thereof or therefor.

                           (b) The Loan Agreement is hereby  further  amended by
                  deleting from Section 1.01 thereof the terms "Applicable Term Loan Margin," "Collateral," "First Guarantor Pledge Agreement," "First Term Loan Maximum Availability," "First Term Loan Note," "Pledge Agreements," "Second Term Loan Maximum Availability," "Second Guarantor Pledge Agreement," "Second Term Loan Note" and "Term Loan Facility Expiration Date" and by substituting in lieu thereof the following new definitions of such terms:

                                    "Applicable  Term Loan Margin" shall mean at
                           any time (a) during the period from January 3, 1996 through January 2, 1999, zero percentage points (0.0%) for so much of the principal balance of any Term Loan as consists of Prime Rate Advances and one and three-quarters percentage points (1.75%) for so much of the principal balance of any Term Loan as consists of LIBOR Advances, (b) during the period from January 3, 1999 through January 2, 2001, one-quarter of one percentage point (0.25%) for so much of the principal balance of any Term Loan as consists of Prime Rate Advances and two and one-quarter percentage points (2.25%) for so much of the principal balance of any Term Loan as consists of LIBOR Advances, and (c) from and after January 3, 2001, one-half of one percentage point (0.50%) for so much of the principal balance of any Term Loan as consists of Prime Rate Advances and two and one-half percentage points (2.50%) for so much of the principal balance of any Term Loan as consists of LIBOR Advances.

                                    "Collateral"  shall  mean  (i)  the  Pledged
                           Shares, (ii) the Subordinated Note, (iii) the Warrant, (iv) any and all other property which may be hereafter pledged or collaterally assigned to Lender or in which Lender may be otherwise granted a Lien to secure the Obligations pursuant to any and all of the Credit Documents and (v) any and all cash and non-cash proceeds of the foregoing.

                                    "First  Guarantor  Pledge  Agreement"  shall
                           mean the Amended and Restated First Guarantor Stock Pledge Agreement, dated as of January 3, 1996, executed by the Guarantor in favor of the Lender, as the same may be amended, supplemented, restated or otherwise replaced from time to time

                                    "First Term Loan Maximum Availability" shall
                           mean $10,400,000 (as such amount may be adjusted from time to time pursuant to this Agreement).

                                    "First  Term Loan Note" shall mean the First
                           Term Loan Note, dated as of January 3, 1996, executed by the Borrower and payable to the order of Lender as evidence of the First Term Loan and any extension, renewal, modification or replacement thereof or therefor.

                                    "Pledge  Agreements" shall mean the Borrower
                           Pledge Agreement, the Second Borrower Pledge Agreement, the Guarantor Pledge Agreements, and the Partnership Pledge Agreement.

                                    "Second  Guarantor  Pledge  Agreement" shall
                           mean the Amended and Restated Second Guarantor Stock Pledge Agreement, dated as of January 3, 1996, executed by Guarantor in favor of the Lender, as the same may be amended, supplemented, restated or otherwise replaced from time to time.

                                    "Second  Term  Loan  Maximum   Availability"
                           shall mean $13,100,000 (as such amount may be adjusted from time to time pursuant to this Agreement).

                                    "Second  Term  Loan  Note"  shall  mean  the
                           Second Term Loan Note, dated as of January 3, 1996, executed by the Borrower and payable to the order of Lender as evidence of the Second Term Loan and any extension, renewal, modification or replacement thereof or therefor.

                                    "Term Loan Facility  Expiration  Date" shall
                           mean January 31, 1996 (as such date may be extended, accelerated, amended from time to time pursuant to this Agreement."

                           (c) The Loan  Agreement  shall be further  amended by
                  deleting Section 2.02(b) thereof in its entirety and by substituting in lieu thereof the following new Section 2.02(b):

                                    (b)  After the  occurrence  and  during  the
                           continuation of any Event of Default, the unpaid principal balance of the Revolving Credit Loans (and, to the extent permitted by applicable law, all accrued interest thereon) may, if elected by Lender in its discretion, bear interest at a rate per annum equal to the Default Interest Rate, which rate adjustment shall be effective from the date notice thereof is given by the Lender to the Borrower.

                           (d) The Loan  Agreement  shall be further  amended by
                  deleting Section 3.01 and Section 3.02 thereof in their entireties and by substituting in lieu thereof the following new Section 3.01 and Section 3.02:

                                    Section 3.01. First Term Loan Facility.  (a)
                           Subject to the terms and conditions of this Agreement, the Lender agrees to advance to the Borrower, from time to time on or prior to the Term Loan Facility Expiration Date and upon the Borrower's request therefor, a First Term Loan in the principal amount of up to the First Term Loan Maximum Availability. The First Term Loan Facility may be disbursed in one or more advances but the Lender's commitment under the First Term Loan Facility shall be reduced by each advance thereunder and any sums advanced under the First Term Loan Facility may not be repaid and then re-borrowed thereunder.

                                    (b) The  proceeds  of the  First  Term  Loan
                           shall be used to refinance the $10,400,000 outstanding principal balance of the Prior First Term Loan.

                                    Section 3.02. Second Term Loan Facility. (a)
                           Subject to the terms and conditions of this Agreement, the Lender agrees to advance to the Borrower, from time to time on or prior to the Term Loan Facility Expiration Date and upon the Borrower's request therefor, a Second Term Loan in the principal amount of up to the Second Term Loan Maximum Availability. The Second Term Loan Facility may be disbursed in one or more advances but the Lender's commitment under the Second Term Loan Facility shall be reduced by each advance thereunder and any sums advanced under the Second Term Loan Facility may not be repaid and then re-borrowed thereunder.

                                    (b) The  proceeds  of the  Second  Term Loan
                           shall be used to finance or refinance (i) the $3,100,000 outstanding principal balance of the Prior Second Term Loan and, (ii) up to $10,000,000 of the cost of the acquisition by the Borrower of the Subordinated Note and the Warrant.

                           (e) The Loan Agreement is hereby  further  amended by
                  deleting Section 3.03(b) thereof in its entirety and by substituting in lieu thereof, the following new Section 3.03(b):

                                            (b) After the  occurrence and during
                                    the continuation of any Event of Default, the unpaid principal balance of either or both of the Term Loans (and, to the extent permitted by applicable law, all accrued interest thereon) may, if elected by the Lender in its discretion, bear interest at a rate per annum equal to Default Rate, which rate adjustment shall be effective from the date notice thereof is given by the Lender to the Borrower.

                           (f) The Loan Agreement is hereby  further  amended by
                  deleting   Section   3.04  thereof  in  its  entirety  and  by
                  substituting in lieu thereof the following new Section 3.04:

                                            Section   3.04.   Term  Loan  Notes;
                                    Repayment of Principal and Interest. (a) The
                                    Borrower's  obligation  to pay to the Lender
                                    the  principal  of and interest on the First
                                    Term Loan shall be  evidenced by the records
                                    of  the  Lender  (subject  to  Section  4.05
                                    hereof) and by the First Term Loan Note. The
                                    principal  balance  of the  First  Term Loan
                                    shall  be   payable  in   forty-seven   (47)
                                    consecutive monthly installments of $100,000
                                    each  which  shall  be  due   commencing  on
                                    February 1, 1999 and shall continue to be due on the same day of each succeeding month thereafter, together with a forty-eighth
                                    (48th) and final installment of principal on the First Term Loan which shall be due on January 1, 2003 in an amount equal to the entire remaining unpaid principal balance of the First Term Loan.

                                            (b) The Borrower's obligation to pay
                                    to the Lender the  principal of and interest
                                    on the Second  Term Loan shall be  evidenced
                                    by the  records  of the Lender  (subject  to
                                    Section  4.05 hereof) and by the Second Term
                                    Loan  Note.  The  principal  balance  of the
                                    Second   Term  Loan   shall  be  payable  in
                                    forty-seven   (47)    consecutive    monthly
                                    installments of $100,000 each which shall be
                                    due commencing on February 1, 1999 and shall
                                    continue  to be due on the  same day of each
                                    succeeding month thereafter, together with a
                                    forty-eighth (48th) and final installment of
                                    principal  on the  Second  Term  Loan  which
                                    shall be due on January 1, 2003 in an amount
                                    equal  to  the   entire   remaining   unpaid
                                    principal balance of the Second Term Loan.

                                            (c) During the period  from  January
                                    3, 1996  through  January 1,  1999,  accrued
                                    interest  on so  much  of any  Term  Loan as
                                    consists  of Prime  Rate  Advances  shall be
                                    payable  to the  Lender  in  arrears  on the
                                    first  (1st) day of each  calendar  quarter,
                                    commencing   with   the   calendar   quarter
                                    following the calendar  quarter in which the
                                    initial  advance  of such Term Loan is made,
                                    and  continuing to be due on the same day of
                                    each calendar quarter  thereafter,  and from
                                    and after February 1, 1999, accrued interest
                                    on so much of any Term Loan as  consists  of
                                    Prime Rate Advances  shall be payable on the
                                    same dates on which are due  installments of
                                    principal  on such  Term  Loan  as  provided
                                    above.  Accrued  interest  on so much of any
                                    Term  Loan as  consists  of  LIBOR  Advances
                                    shall be payable to the Lender in arrears on
                                    the  last  day  of  each   Interest   Period
                                    applicable thereto and, in the case of any LIBOR Advance having an Interest Period in excess of three (3) months, on each day which occurs every three (3) months after the initial date of such Interest Period. In all cases a final payment equal to all remaining accrued but unpaid interest on each of the Term Loans shall be due on the date on which the final installment of principal on such Term Loan is due as provided above.

                           (g) The Loan Agreement is hereby  further  amended by
                  adding to Section 4.03(c) the following clause (iii) after clause (ii) thereof, with the intent being that Borrower must provide Lender with thirty days irrevocable written notice of any principal prepayment on any of the Term Loans:

                                    and  (iii)  in  the  event  of any  full  or
                                    partial   prepayment   on  any  Term   Loan,
                                    Borrower  must  provide  Lender  with thirty
                                    (30) days prior irrevocable written notice of the date and amount of such prepayment.

                           (h) The Loan Agreement is hereby  further  amended by
                  deleting Section 4.04(b) and 4.04(c) thereof and by substituting in lieu thereof the following new subsections (b) and (c), respectively:

                                            (b) The Obligations  (other than the
                                    Second  Term  Loan  Obligations)   shall  be
                                    secured by (i) the Borrower's first-priority and perfected pledge to the Lender of one hundred percent of the outstanding capital stock of Guarantor pursuant to the Borrower Stock

                                    Pledge Agreement, (ii) the Guarantor's first priority and perfected pledge to the Lender of 169,431 shares of the common stock of Gray pursuant to the First Guarantor Pledge Agreement and (iii) the Partnership's first priority and perfected pledge to the Lender of 1,284,000 shares of the common stock of the Borrower pursuant to the Partnership Pledge Agreement.

                                            (c) The Second Term Loan Obligations
                                    shall   be   secured   by  the   Guarantor's
                                    first-priority  and perfected  pledge to the
                                    Lender of 906,294 shares of the common stock
                                    of Gray  pursuant  to the  Second  Guarantor
                                    Pledge   Agreement   and  shall  be  further
                                    secured by the Borrower's first-priority and
                                    perfected   pledge  to  the  Lender  of  the
                                    Subordinated  Note  and  all of the  Warrant
                                    pursuant  to  the  Second   Borrower  Pledge
                                    Agreement.

                           (i) The Loan Agreement is hereby  further  amended by
                  adding the following new Section 7.07 to Article VII thereof:

                                            Section    7.07.    Interest    Rate
                                    Contracts.   Upon  the  written  request  of
                                    Lender, the Borrower shall enter into one or
                                    more  Interest  Rate  Contracts  with one or
                                    more  financial  institutions  acceptable to
                                    Lender  and  which  (i)  are  sufficient  to
                                    protect the Borrower against fluctuations in
                                    interest rates with respect to principal and
                                    interest payments in an aggregate notational
                                    amount  of up to  $10,000,000  and  (ii) are
                                    otherwise in form and  substance  acceptable
                                    to  Lender.  Once  any  such  Interest  Rate
                                    Contract   has  been  entered  into  by  the
                                    Borrower,  the  Borrower  shall  maintain in
                                    full force and  effect  such  Interest  Rate
                                    Contract. Notwithstanding the foregoing, the
                                    Borrower   shall   determine   to  its   own
                                    satisfaction  whether any such Interest Rate
                                    Contract   to   which   it  is  a  party  is
                                    sufficient  to  provide  protection  against
                                    fluctuations  in interest  rates and to meet
                                    its needs and (notwithstanding any approval,
                                    or failure to  approve,  by the  Lender) the
                                    Lender   shall   have   no   obligation   or
                                    accountability with respect thereto or any obligation to propose, quote or enter into any such Interest Rate Contract with the Borrower.

                           (j) The Loan Agreement is hereby  further  amended by
                  deleting Section 7.05(c) thereof and by substituting in lieu thereof the following new Section 7.05(c):

                                            (c) Borrower's  Leverage Ratio shall
                                    not be more than 1.5 to 1.0 as of the end of any fiscal quarter or year ending on or after December 31, 1995.

                  2. No Other Amendments. Except for the amendments expressly set forth and referred to in Section 1 above, the Loan Agreement shall remain unchanged and in full force and effect. Nothing in this Modification or any of the other Supplemental Credit Documents (as defined below) is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of Lender's security interests in, security titles to or other Liens on any
Collateral  for  the  Obligations.   Without  limiting  the  generality  of  the
foregoing, Borrower acknowledges and agrees that the First Borrower Pledge Agreement remains in full force and effect to secure all of the Obligations (other than the Second

Term Loan Obligations).

                  3. Representations and Warranties. To induce Lender to enter into this Modification, the Borrower does hereby warrant, represent and covenant to Lender that: (a) each representation or warranty of the Borrower set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement as amended by this Modification; and (b) each of the Borrower, the Guarantor and the Partnership has the power and is duly authorized to enter into, deliver and perform the Supplemental Credit Documents to which it is a party, and each of the Supplemental Credit Documents is the legal, valid and binding obligation of each Credit Party enforceable against such Credit Party in accordance with its terms.

                  4. Facility Fee. In consideration of Lender entering into this Modification, Borrower shall pay to Lender on or before the date of this Modification, a non-refundable facility fee of $75,000 ($25,000 of which already has been received by Lender). Borrower acknowledges that such facility fee shall be fully earned by the Lender upon the Lender's receipt of such fee and shall be non-refundable.

                  5. Reimbursement of Costs and Expenses. The Borrower hereby agrees to reimburse Lender on demand for all costs (including reasonable attorneys' fees) incurred by Lender in negotiating, documenting and consummating this Modification, the other documents referred to herein, and the transactions contemplated hereby and thereby.

                  6. Conditions Precedent to Effectiveness of this Modification. The effectiveness of this Modification and the amendments provided in Section 1 above are subject to the truth and accuracy in all material respects of the representations and warranties of the Borrower contained in Section 3 above and to the fulfillment of the following additional conditions precedent (all documents described below shall be in form and substance satisfactory to Lender, and the documents described in paragraph (a), (c) and (d) below are herein collectively called the "Supplemental Credit Documents"):

                           (a) Lender shall have received one or more duly executed counterparts of this Modification, the First Term Loan Note, the Second Term Loan Note, the Second Borrower Pledge Agreement, the Amended and Restated First Guarantor Pledge Agreement and the Amended and Restated Second Guarantor Pledge Agreement;

                           (b) Lender shall have  received the  originals of all
                  certificates or other instruments, evidencing the shares or warrants covered by the Second Borrower Stock Pledge Agreement together with an endorsement of the Note and a UCC-1 financing statement covering such collateral, both duly executed and delivered by Borrower;

                           (c) Lender  shall have  received a written  report of
                  examinations of the Uniform Commercial Code financing statement, tax lien and judgment lien records of Fulton County, Georgia showing that there are no such Liens of record upon the Borrower other than those in favor of Lender;

                           (d) Lender shall have received the First Modification
                  of Option Agreement duly executed by the Purchaser and consented to by the other Credit Parties;

                           (e) Lender shall have received a duly executed Guarantor Reaffirmation and Consent from the Guarantor and a duly executed Partnership Reaffirmation and Consent from the Partnership;

                           (f) Lender shall have received  closing  certificates
                  duly executed and completed by the Borrower, the Guarantor and the Partnership and a duly executed and completed Federal Reserve Form U-1 relating to each of the Revolving Credit Loan, the First Term Loan and the Second Term Loan;

                           (g) Lender shall have received an opinion of the Borrower's, the Guarantor's, the Partnership's and the Purchaser's counsel addressing such legal matters as may be requested by the Lender;

                           (h) Lender  shall  have  received  a  certificate  of
                  existence for Borrower from the Secretary of State of Georgia and a good standing certificate for Guarantor from the Secretary of State of Delaware;

                           (i) Lender shall have received payment of the facility fee by Borrower pursuant to Section 4 hereof plus all interest accrued through the effective date of this Modification on the Prior First Term Loan and the Prior Second Term Loan;

                           (j) All  conditions  precedent to the issuance of the
                  Subordinated Note and the Warrant and the closing of Gray's acquisition of television station WRDW-TV, Augusta, Georgia, shall have been fulfilled (other than the disbursement of the Term Loan proceeds as contemplated hereby), and the
                  Subordinated Note and the Warrant shall be issued and such acquisition shall be closed on terms and conditions acceptable to Lender in all respects;

                           (k) The First Consolidated Modification of Loan Agreement, dated as of the date hereof, among Gray, Lender and the other parties thereto shall have been executed and delivered by all parties thereto and all conditions to the effectiveness thereof shall have been fulfilled (other than the issuance of the Subordinated Note and the Warrant and the closing of the aforesaid acquisition); and

                           (l) Lender shall have received an executed participation agreement from Deposit Guaranty National Bank for the purchase of a $10,000,000 participation interest in the Term Loans.

                  7. Counterparts. This Modification may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

                  8. Governing Law. This Modification shall be governed by, and construed in accordance with, the internal laws of the State of Georgia applicable to contracts made and performed in such state.

                  IN WITNESS WHEREOF, the parties hereto have caused this Modification to be duly executed and delivered as of the day and year specified at the beginning hereof.

                                            BORROWER:

                                            BULL RUN CORPORATION



                                            By:      /Robert S. Prather, Jr./
                                                President




                                            LENDER:

                                            BANK SOUTH



                                            By:      /W. Thompkins Rison, Jr./
                                                Corporate Banking Officer

                              FIRST TERM LOAN NOTE


  $10,400,000                                                   January 3, 1996


                  FOR VALUE RECEIVED, the undersigned BULL RUN CORPORATION, a Georgia corporation (the "Borrower"), hereby promises to pay to the order of BANK SOUTH, a Georgia banking corporation formerly known as Bank South, N.A. (herein, together with any subsequent holder hereof, called the "Lender"), the principal sum of TEN MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($10,400,000), or the outstanding principal amount of the First Term Loan made to the Borrower by the Lender pursuant to the Loan Agreement referred to below, which principal sum shall be payable (i) in installments on the due dates and in the amounts set forth in the Loan Agreement or (ii) on any earlier date on which all amounts outstanding under this First Term Loan Note (this "Note") have become due and payable pursuant to the provisions of Section 9.02 of the Loan Agreement. The Borrower likewise promises to pay interest on the outstanding principal balance of the First Term Loan made by the Lender to the Borrower, at such interest rates, payable at such times, and computed in such manner, as are specified in the Loan Agreement in strict accordance with the terms thereof.

                  This Note is issued pursuant to, and is the First Term Loan Note referred to in, the Loan Agreement dated as of March 29, 1995, between the Borrower and the Lender as amended by the First Modification of Loan Agreement dated January 3, 1996 between Borrower and Lender (as the same may be further amended or supplemented from time to time, the "Loan Agreement"), and the Lender is and shall be entitled to all benefits thereof and of all the other Credit Documents executed and delivered to the Lender in connection therewith. Terms defined in the Loan Agreement are used herein with the same meaning. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain Events of Default, provisions relating to prepayments on account of principal hereof prior to the maturity hereof, and provisions for post-default interest rates.

                  The Borrower agrees to make payments of principal and interest hereon on the dates and in the amounts specified in the Loan Agreement in strict accordance with the terms thereof.

                  In case an Event of Default shall occur and be continuing, the principal and all accrued interest of this Note may automatically become, or may be declared, immediately due and payable in the manner and with the effect provided in the Loan Agreement. The Borrower agrees to pay, and save the Lender harmless against any liability for the payment of, all costs and expenses, including actual and reasonable attorneys' fees, arising in connection with the enforcement by the Lender of any of its rights or remedies under this Note or the Loan Agreement.

                  This Note has been delivered in Atlanta, Georgia, and the rights and obligations of the Lender and the Borrower hereunder shall be construed in accordance with and governed by the laws of the State of Georgia (without giving effect to its conflicts of law rules).

                  The Borrower expressly waives any presentment, demand, protest or notice in connection with this Note, whether now or hereafter required by applicable law. This Note is intended to be an instrument under seal.

                  IN WITNESS WHEREOF, the Borrower has caused this Note to be executed, sealed and delivered by its duly authorized officer as of the date first above written.

                                             BULL RUN CORPORATION

(CORPORATE SEAL)

                                             By:      /Robert S. Prather, Jr./
                                                       President

                              SECOND TERM LOAN NOTE


$13,100,000                                                      January 3, 1996


                  FOR VALUE RECEIVED, the undersigned BULL RUN CORPORATION, Georgia corporation (the "Borrower"), hereby promises to pay to the order of BANK SOUTH, a Georgia banking corporation formerly known as Bank South, N.A. (herein, together with any subsequent holder hereof, called the "Lender"), the principal sum of THIRTEEN MILLION ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($13,100,000), or the outstanding principal amount of the Second Term Loan made to the Borrower by the Lender pursuant to the Loan Agreement referred to below, which principal sum shall be payable (i) in installments on the due dates and in the amounts set forth in the Loan Agreement or (ii) on any earlier date on which all amounts outstanding under this Second Term Loan Note (this "Note") have become due and payable pursuant to the provisions of Section 9.02 of the Loan Agreement. The Borrower likewise promises to pay interest on the outstanding principal balance of the Second Term Loan made by the Lender to the Borrower, at such interest rates, payable at such times, and computed in such manner, as are specified in the Loan Agreement in strict accordance with the terms thereof.

                  This Note is issued pursuant to, and is the Second Term Loan Note referred to in, the Loan Agreement dated as of March 29, 1995, between the Borrower and the Lender as amended by the First Modification of Loan Agreement dated January 3, 1996 between Borrower and Lender (as the same may be further amended or supplemented from time to time, the "Loan Agreement"), and the Lender is and shall be entitled to all benefits thereof and of all the other Credit Documents executed and delivered to the Lender in connection therewith. Terms defined in the Loan Agreement are used herein with the same meaning. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain Events of Default, provisions relating to prepayments on account of principal hereof prior to the maturity hereof, and provisions for post-default interest rates.

                  The Borrower agrees to make payments of principal and interest hereon on the dates and in the amounts specified in the Loan Agreement in strict accordance with the terms thereof.

                  In case an Event of Default shall occur and be continuing, the principal and all accrued interest of this Note may automatically become, or may be declared, immediately due and payable in the manner and with the effect provided in the Loan Agreement. The Borrower agrees to pay, and save the Lender harmless against any liability for the payment of, all costs and expenses, including actual and reasonable attorneys' fees, arising in connection with the enforcement by the Lender of any of its rights or remedies under this Note or the Loan Agreement.

                  This Note has been delivered in Atlanta, Georgia, and the rights and obligations of the Lender and the Borrower hereunder shall be construed in accordance with and governed by the laws of the State of Georgia (without giving effect to its conflicts of law rules).

                  The Borrower expressly waives any presentment, demand, protest or notice in connection with this Note, whether now or hereafter required by applicable law. This Note is intended to be an instrument under seal.

                  IN WITNESS WHEREOF, the Borrower has caused this Note to be executed, sealed and delivered by its duly authorized officer as of the date first above written.

                                              BULL RUN CORPORATION

(CORPORATE SEAL)

                                              By:      /Robert S. Prather, Jr./
                                                        President

                        GRAY COMMUNICATIONS SYSTEMS, INC.




                    $10,000,000 IN AGGREGATE PRINCIPAL AMOUNT
                                       OF
                   8.0% SUBORDINATED NOTES DUE JANUARY 3, 2OO5







                         ------------------------------

                             NOTE PURCHASE AGREEMENT
                         ------------------------------





                           Dated as of January 3, 1996

                                              TABLE OF CONTENTS

                                                                                                         Page

 1.     ISSUANCE OF NOTES
         1.1.     Authorization of Notes.................................................................1
         1.2.     Purchase and Sale of Note; Closing.....................................................2
         1.3.     Use of Proceeds........................................................................2
         1.4.     Definitions............................................................................2
 2.      GENERAL REPRESENTATIONS AND WARRANTIES OF THE
         COMPANY.       2
 3.      REPRESENTATIONS OF THE PURCHASER................................................................3
         3.1.     No Intent to Distribute................................................................3
         3.2.     ERISA Representations..................................................................4
 4.      CONDITIONS OF OBLIGATION TO PURCHASE NOTES......................................................4
 5.      EXPENSES.      5
 6.      CERTAIN SPECIAL RIGHTS..........................................................................6
         6.1.     Payments...............................................................................6
         6.2.     Delivery Expenses......................................................................6
         6.3.     Issuance Taxes.........................................................................6
 7.      NOTE PAYMENTS...................................................................................7
         7.1.     Required Payments......................................................................7
         7.2.     Optional Prepayments...................................................................7
         7.3.     Partial Prepayment Pro Rata............................................................7
 8.      REGISTRATION, EXCHANGE AND REPLACEMENT OF NOTES.................................................7
         8.1.     Registration...........................................................................7
         8.2.     Exchange...............................................................................8
         8.3.     Replacement............................................................................8
 9.      CERTAIN COVENANTS OF THE COMPANY................................................................8
10.      DEFAULTS AND REMEDIES...........................................................................9
         10.1.    Events of Default; Acceleration of Notes...............................................9
         10.2.    Default Remedies......................................................................12
11.      SUBORDINATION..................................................................................13
         11.1.    Notes Subordinated to Senior Debt.....................................................13
         11.2.    Payment Subordination.................................................................13
         11.3.    Insolvency, Bankruptcy, etc...........................................................14
         11.4.    Constructive Trust....................................................................14
         11.5.    Obligations of Company................................................................15
         11.6.    Subrogation...........................................................................15
         11.7.    Benefits of Agreement.................................................................15
         11.8.    Subordination Not Impaired by Acts or Omissions of Holders of
                  Senior Debt...........................................................................16
         11.9.    Authority to Act for Noteholders......................................................16
12.      INTERPRETATION OF AGREEMENT AND NOTES..........................................................17
         12.1.    Definitions...........................................................................17
         12.2.    Directly or Indirectly................................................................23
         12.3.    Accounting Terms......................................................................23
         12.4.    Governing Law.........................................................................23
         12.5.    Headings..............................................................................24
13.      MISCELLANEOUS..................................................................................24
         13.1.    Notices...............................................................................24
         13.2.    Survival..............................................................................24

                                                    18




         13.3.    Successors and Assigns................................................................24
         13.4.    Amendment and Waiver..................................................................25
         13.5.    Counterparts..........................................................................25
         13.6.    Consent to Jurisdiction and Venue.....................................................25
         13.7.    Saturdays, Sundays, Holidays, Etc.....................................................26

                        GRAY COMMUNICATIONS SYSTEMS, INC.
                           126 North Washington Street
                              Albany, Georgia 31701
                          Telephone No.: (912) 888-9390
                         Telecopier No.: (912) 888-9374


                        --------------------------------

                             NOTE PURCHASE AGREEMENT
                        --------------------------------

         Dated as of January 3, 1996

Bull Run Corporation
4370 Peachtree Road
Atlanta, Georgia  30319

Ladies and Gentlemen:

         The  undersigned,   Gray  Communications   Systems,   Inc.,  a  Georgia
corporation (the "Company"), hereby agrees with you as follows:

         ISSUANCE OF NOTES.

                  Authorization of Notes.

         The Company has authorized the issuance and sale of $10,000,000 in aggregate principal amount of its 8.0% Subordinated Notes due January 3, 2005 (such notes, together with all notes in the form annexed hereto as Exhibit A issued in exchange or replacement for, or on registration of transfer of, such notes are hereinafter called the "Notes"). Each Note shall bear interest from the date thereof until such Note shall become due and payable in accordance with the terms thereof and hereof (whether at maturity, by acceleration or otherwise) at the rate of 8.0% per annum, payable quarterly in arrears on each March 31, June 30, September 30 and December 31, commencing March 31, 1996, and shall have a stated maturity of January 3, 2005, whereupon the entire outstanding principal balance shall be due and payable. Interest shall be computed on the basis of a 360-day year of twelve 30-day months. Each Note shall bear interest on any overdue principal, including any overdue payment or prepayment of principal and (to the extent permitted by applicable law) on any overdue installment of interest, at the rate of 10.0% per annum. If the Company shall have paid or agreed to pay any interest or premium on any Note in excess of that permitted by law, then it is the express intent of the Company and the holder thereof that all excess amounts previously paid or to be paid by the Company be applied to reduce the principal balance of such Note, and the provisions thereof immediately be deemed reformed and the amounts thereafter collectable thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder.

                  Purchase and Sale of Note; Closing.

         The Company agrees to sell to you, and upon and subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Company contained herein, you agree to purchase from the Company, Notes in an aggregate principal amount of $10,000,000 at a purchase price equal to one hundred percent (100%) of such principal amount (the "Purchase Price "). The Notes are to be sold and delivered at one closing to be held on January 3, 1996 at 10:00 a.m., Atlanta, Georgia time (the "Closing Date "), at the offices of Alston & Bird, 1201 West Peachtree Street, Atlanta, Georgia 30309-3424. On the Closing Date, the Company will deliver to you a Note or Notes dated the Closing Date, in the aggregate principal amount of $10,000,000 and registered in your name, or in the name of such nominee as you shall have designated by notice to the Company. The delivery of such Note or Notes to you shall be made against payment in the amount of the Purchase Price by wire transfer of immediately available funds to the Company's account at Bank South (ABA No. 061000078), Account No. 6225659), Reference: Gray Communications Systems, Inc., Notify:
Natalie Duggan upon receipt (912) 434-8730.

                  Use of Proceeds.

         The proceeds of the sale of the Notes (net of expenses and costs) will be used by the Company to finance the purchase of substantially all of the assets of television station WRDW-TV from Television Station Partners, L.P., a Delaware limited partnership and WRDW Associates, a New York general partnership (collectively, the "Sellers").

                  Definitions.

         Certain capitalized terms used in this Agreement are defined in ss.12.1. hereof. References to a "Schedule" or "Exhibit" are, unless otherwise specified, to the appropriate Schedule or Exhibit annexed to this Agreement, each of which is deemed to be a part hereof.

         GENERAL REPRESENTATIONS AND WARRANTIES OF THE
         COMPANY.

         The Company hereby makes to you, on and as of the Closing Date, each of the representations and warranties set forth in Article V of the Bank Credit
Agreement as if such representations and warranties were set forth herein in full, and for these purposes, all defined terms set forth in the Bank Credit Agreement and not otherwise defined herein are hereby incorporated herein by reference; provided, however, that the term "Credit Documents" as defined in the Bank Credit Agreement shall, for purposes of the representations and warranties made under this Section 2, be deemed to include this Agreement, the Notes, the Warrant Agreement and the other instruments and documents executed by the Company in connection herewith. The Company hereby further represents and warrants to you that: (i) after giving effect to the issuance of the Notes and the consummation of the Acquisition, no Default or Event of Default is or shall be in existence; and (ii) no part of the proceeds of the issuance of the Notes will be used for any purpose which violates, or which would be inconsistent or not in compliance with the provisions of the applicable Margin Regulations (as defined in the Bank Credit Agreement). Further, neither the Company nor any agent acting on its behalf has, directly or indirectly, offered the Notes or any similar security of the Company for sale to, or solicited any offers to buy the Notes or any similar security of the Company from, or otherwise approached or negotiated with respect thereto with, any Person other than institutional investors, and neither the Company nor any agent acting on its behalf has taken any action which would reasonably be expected to subject the issuance or sale of the Notes to the provisions of section 5 of the Securities Act or to the provisions of any securities or Blue Sky law of any applicable jurisdiction. The Company hereby represents and warrants to you that, within the preceding twelve months, neither the Company nor any other Person acting on behalf of the Company has offered or sold to any Person any Notes, or any securities of the same or a similar class as the Notes, or any other substantially similar securities of the Company.

         REPRESENTATIONS OF THE PURCHASER.

                  No Intent to Distribute.

         This Agreement is made with you in reliance upon your representation to the Company, which by your acceptance hereof you confirm, that you are purchasing the Notes as principal for your own account and not with a view to the distribution thereof, and that you have no present intention of distributing any of the same; provided, however, that the disposition of your property shall be at all times within your own control and that your right to sell or otherwise dispose of all or any part of the Notes purchased or acquired by you pursuant to an effective registration statement under the Securities Act or under an exemption from such registration available under the Securities Act (including but not limited to the exemption provided by Rule 144A of the SEC thereunder) and in accordance with any applicable state securities law shall not be prejudiced; provided, further, that you acknowledge that nothing in this Agreement is intended to impose an obligation on the Company to register the Notes under the Securities Act or any state securities law. The Company covenants that it will, upon the request of the holder of any Note, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes. For the purpose of this ss.3.1., the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act. You hereby represent that you have not engaged any Person to act as your agent, broker or dealer in connection with the purchase of the Notes hereunder. The Company and you each acknowledge that the Notes are securities (as defined in the Securities Act and the Exchange Act).

                  ERISA Representations.

         You represent that no part of the funds to be used by you to purchase the Notes constitutes assets allocated to any "separate account" (within the meaning of Section 3(17) of ERISA) in which any "employee benefit plan" (within the meaning of Section 3(3) of ERISA) or its related trust has any interest.

         CONDITIONS OF OBLIGATION TO PURCHASE NOTES.

         Your obligation to purchase and pay for the Notes to be purchased by you hereunder on the Closing Date shall be subject to the satisfaction, prior to or concurrently with such purchase and payment, of the following conditions:

         (a) You shall have received an executed copy of this Agreement and an executed copy of the Notes.

         (b) You shall have received from Heyman & Sizemore, special counsel for the Company, an opinion, dated the Closing Date, substantially in the form of Exhibit B hereto.

         (c) The representations and warranties of the Company contained herein shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date. There shall exist on the Closing Date no Default or Event of Default assuming for this purpose that the Notes had been outstanding at all times from and after the date hereof and the proceeds of issuance thereof had been applied in the manner contemplated by ss.1.3. hereof. You shall have received an Officer's Certificate, dated the Closing Date, to the effect of the foregoing sentences.

         (d) Your special counsel, Alston & Bird ("Special Counsel"), shall have received payment of the invoice rendered for its fees and disbursements posted through the date of such invoice (with the understanding that a supplemental statement for fees and disbursements subsequently posted is to be rendered at a later date) in connection with your purchase of the Notes hereunder.

         (e) The Acquisition Agreement and all other agreements, instruments and arrangements between the Sellers and the Company shall have been reduced to writing and furnished to you, and such agreements, instruments and arrangements shall be in form and substance satisfactory to you. You shall have received an Officer's Certificate of the Company attaching copies of the fully executed Acquisition Agreement and each of such other agreements and certifying that each such document is a true, correct and complete copy thereof, that such documents are the only agreements between such parties relating to the transactions contemplated by the Acquisition Agreement or the business or assets of the Company or the Sellers, that each such document is in full force and effect without any term or condition thereof having been amended, modified or waived or any exercise of rights with respect thereto forborne without your prior written consent, that there is no default thereunder and that each of the conditions set forth in the Acquisition Agreement to be satisfied prior to or on the Closing Date shall have been satisfied (without any thereof having been waived).

         (f) Concurrently with or immediately after the purchase by you of the Notes to be purchased by you hereunder and in any event on the Closing Date, the Acquisition shall have been consummated in accordance with the terms of the Acquisition Agreement and with all applicable statutes, laws, rules and regulations.

         (g) A Warrant to Purchase Common Stock in substantially the form attached hereto as Exhibit C (the "Warrant Agreement") shall have been executed by the Company and delivered to you.

         (h) All conditions precedent to the effectiveness of the First Consolidated Modification of Credit Agreement shall have been satisfied prior to or on the Closing Date (other than the condition that the Notes be purchased hereunder).

         (i) To the extent required by the terms of the Teachers Note Agreement, you
                                                    23
shall have received a written consent from Teachers Insurance and Annuity Association of America in form and substance satisfactory to you and your Special Counsel in connection with the execution, delivery and performance of this Agreement, the Notes, the Warrant Agreement and the transactions contemplated hereby and thereby.

         (j) Any taxes, fees and other charges due in connection with the issuance and sale of the Notes shall have been paid in full by the Company.

         (k) All proceedings and actions taken on or prior to the Closing Date in connection with the transactions contemplated by this Agreement, the Acquisition Agreement, the Notes, the First Modification of Credit Agreement and all instruments incident thereto, shall be in form and substance satisfactory to you and your Special Counsel, and you and your Special Counsel shall have received copies of all documents that you or they may reasonably request in connection with such proceedings, actions and transactions.

         EXPENSES.

         Whether or not the Notes shall be sold or this Agreement shall be terminated, the Company agrees to pay, and to hold you harmless against liability for, all reasonable costs and expenses relating to this Agreement, any other documents prepared in connection herewith and the Notes and to any modification, amendment, alteration or enforcement of this Agreement, any additional documents prepared in connection herewith, the Notes or any agreement or instrument contemplated hereby (whether or not the same shall have come into effect). The obligations of the Company under this Section 5. shall survive the payment or prepayment of the Notes and the termination of this Agreement.

         CERTAIN SPECIAL RIGHTS.

                  Payments.

         Notwithstanding any provision to the contrary in this Agreement or the Notes, the Company will punctually pay in immediately available funds prior to noon, Atlanta, Georgia time, all amounts payable to you with respect to any Notes held by you or your nominee (without the necessity for any presentation or surrender thereof or any notation of such payment thereon) in the manner and at the address for such purpose as may be specified by you from time to time. You agree that, as promptly as practicable after the payment or prepayment in whole of any Note held by you or your nominee and receipt by you of a written request from the Company to surrender such Note to the Company for cancellation, you will surrender such Note at the office of the Company set forth on the first page hereof. The Company will afford the benefits of this ss.6.1. to any institutional investor which is a holder of a Note or Notes, each of which, by its receipt and acceptance of a Note, will be deemed to have made the same agreement relating to its Notes as you have made in this ss.6.1. The Company shall only be obligated to make payments on any Note held by an institutional investor which becomes a Noteholder in the manner provided in this ss.6.1. from and after the time such Noteholder provides to the Company written notice of its election to receive payments in such manner and the address to which payments are to be directed (including the account number of such Noteholder's bank account to which payments are to be directed and the name, address and ABA number of the bank in which such account is maintained, if payments are to be made to such Noteholder by the wire transfer of immediately available funds).

                  Delivery Expenses.

         If you shall surrender any Note to the Company pursuant to this Agreement, or if the Company shall issue any new Note pursuant to this Agreement, the Company will pay all costs and expenses of delivery of the surrendered Note and any Note or Notes issued in exchange or replacement for, or on registration of transfer of, the surrendered Note or any such new Note, as the case may be, in each case insured to your reasonable satisfaction. The obligations of the Company under this ss.6.2. shall survive the payment of the Notes and the termination of this Agreement.

                  Issuance Taxes.

         The Company will pay all taxes in connection with the execution and delivery of this Agreement, the issuance and sale of the Notes by the Company, and any modification of this Agreement, or the Notes and will save you and any subsequent holder of Notes harmless, without limitation as to time, against any and all liabilities (including, without limitation, any interest or penalty for nonpayment or delay in payment, or any income taxes paid by you in connection with any reimbursement by the Company for the payment by any other Person of any such taxes) with respect to all such taxes. The obligations of the Company under this ss.6.3. shall survive the payment of the Notes and the termination of this Agreement.

         NOTE PAYMENTS.

                  Required Payments.

         On the maturity date of the Notes, the full principal amount of the Notes then outstanding, if any, together with accrued interest thereon, shall be due and payable.

                  Optional Prepayments.

         Upon the terms and subject to the conditions hereinafter set forth, the Company, at its option, may prepay the Notes in whole at any time without penalty, provided that notice of any prepayment of Notes pursuant to this ss.7.2. shall be given to each holder of the Notes not less than 30 nor more than 60 days before the proposed payment date fixed for prepayment (the "Optional Prepayment Date"), and shall be accompanied by an Officer's Certificate of the Company certifying as to: (i) the Optional Prepayment Date,
(ii) the aggregate principal amount of the Notes to be prepaid on such Optional Prepayment Date, (iii) the aggregate principal amount of the Notes and the principal amount of each such Note held by such holder to be prepaid, and (iv) the aggregate amount of accrued interest applicable to such prepayment. Any notice of prepayment pursuant to this ss.7.2. shall be irrevocable, and once having been so given, the aggregate principal amount of Notes specified in such notice, together with the accrued interest thereon, shall become due and payable on such Optional Prepayment Date.

                  Partial Prepayment Pro Rata.

         The aggregate principal amount of each partial prepayment of Notes pursuant to ss.7.2. hereof shall be allocated among the holders of the Notes to be prepaid in proportion, as nearly as practicable, to the respective unpaid principal amounts of Notes then held thereby, with adjustments, to the extent practicable, to compensate for any prior prepayments not made in exactly such proportion.

         REGISTRATION, EXCHANGE AND REPLACEMENT OF NOTES.

                  Registration.

         The Notes issuable pursuant to this Agreement shall be registered notes. The Company will keep, at the office of the Company specified on the first page hereof, books for the registration and registration of transfer of Notes. Prior to presentation of any Note for registration of transfer, the Company shall treat the Person in whose name such Note is registered as the owner and holder of such Note for all purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary.

                  Exchange.

         The holder of any Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at the office of the Company specified on the first page hereof, and promptly thereafter and at the Company's expense, except as provided below, receive in exchange therefor a new Note or Notes, each in the denomination requested by such holder (but not less than $1,000,000, or if such holder shall be a holder of less than $1,000,000 in aggregate principal amount of Notes, such lesser amount), dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such Person or Persons as shall have been designated in writing by such holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered. The Company agrees to pay, and will save any Noteholder harmless against liability for, any stamp or other tax or governmental charge imposed in respect of any transfer involved in such exchange.

                  Replacement.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; provided, however, that if the holder of such Note is the original purchaser of such Note, or any Affiliate or nominee thereof, or any institutional investor or any nominee thereof, its own unsecured agreement of indemnity shall be deemed to be satisfactory; or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on such Note or, if no interest shall have yet been so paid, dated the date of such Note.

         CERTAIN COVENANTS OF THE COMPANY.

         The Company hereby covenants with you that, so long as any Notes shall remain outstanding, it shall comply with, perform and observe all of the covenants (including, without limitation, all negative and affirmative covenants) and agreements set forth in Article VI and Article VII of the Bank Credit Agreement as in effect on the Closing Date, as if such covenants and agreements were set forth herein in full, and for these purposes, all defined terms set forth in the Bank Credit Agreement and not otherwise defined herein are hereby incorporated herein by reference; provided, however, that (i) all reports, certificates, notices, financial and other information required to be delivered to the "Administrative Agent and each Lender" pursuant to Section 6.1 of the Bank Credit Agreement shall be delivered to you within the time periods specified therein; (ii) that all references in such Articles to the "Administrative Agent," a "Lender" and/or the "Collateral Agent" shall be deemed to be a reference to the Noteholders; and (iii) the covenants and agreements incorporated herein pursuant to this Section 9. shall remain in full force and effect without modification and regardless of whether the Bank Credit Agreement may, after the Closing Date, be amended, restated, supplemented or otherwise modified or terminated or no longer in effect. The Company further agrees that no waiver or consent given under the Bank Credit Agreement shall be deemed to be a waiver or consent given under this Agreement.

         DEFAULTS AND REMEDIES

                  Events of Default; Acceleration of Notes.

         If any of the following conditions or events ("Events of Default") shall occur and be continuing:

         (a) any payment or prepayment of principal of any Note shall not be made when the same becomes due and payable, whether at maturity, at a date fixed for prepayment, upon acceleration or otherwise; or

         (b) any payment of interest on any Note shall not be made when the same becomes due and payable and such default shall continue for 5 Business Days following the date on which such payment was due and payable; or

         (c) the Company shall default in the due and punctual performance of or compliance with any covenant, condition or agreement to be performed or observed by it under Section 5.01(b), Section 6.09, Section 6.12, Section 6.13, Section
6.14 or Article VII of the Bank Credit Agreement, as such Sections and such Article are incorporated herein pursuant to Section 9. hereof or the Company shall use the proceeds of sale of the Notes other than as described in ss.1.3. hereof; or

         (d) the Company shall default in the due and punctual performance of or compliance with any other covenant, condition or agreement to be performed or observed by it under any provision hereof and any such failure shall continue unremedied for 30 days; or

         (e) any representation, warranty, certification or statement of the Company, made or contained in this Agreement or in any agreement, instrument, certificate, statement or other writing furnished in connection herewith or therewith or pursuant hereto or thereto, shall prove to have been false or inaccurate in any material respect on the date as of which such representation or warranty was made, or any representation or warranty of the Sellers contained in the Acquisition Agreement or in any agreement, instrument, certificate, statement or other writing furnished in connection therewith or pursuant thereto shall prove to have been false or inaccurate in any material respect on the date as of which such representation or warranty was made; or

         (f) the Company or any of its Subsidiaries shall, in respect of any of its Indebtedness for Money Borrowed (excluding the Notes) in an amount, individually or in the aggregate, exceeding $500,000 (including, without limitation, the Indebtedness represented by the Senior Debt): (i) fail to pay any amount of Indebtedness for Money Borrowed when due whether at maturity, at a date fixed for prepayment, upon acceleration or otherwise, or (ii) default in the performance or observance of any other provision contained in any instrument or agreement evidencing such Indebtedness for Money Borrowed and such default shall not have been waived in writing by the holder(s) of such Indebtedness and shall continue beyond any applicable notice and/or cure period provided in such instrument or agreement; or

         (g) a final judgment or judgments entered by a court or courts of competent jurisdiction for the payment of money in excess of $500,000 in the aggregate shall be rendered against the Company or any of its Subsidiaries and shall remain in force undischarged and unstayed for a period of more than 30 days; or

         (h) the Company or any of its Subsidiaries shall institute proceedings for liquidation, readjustment, arrangement or composition (or for any related or similar purpose) under any law relating to financially distressed debtors, their creditors or property, or shall consent to (or fail to object to in a timely manner) the institution of any such proceedings against the Company or any of its Subsidiaries; or

         (i) the Company or any of its Subsidiaries having material assets shall be insolvent (within the meaning of any applicable law), or shall be unable, or shall admit in writing its inability, to pay its debts as they become due, or shall make an assignment for the benefit of creditors or enter into any arrangement for the adjustment or composition of debts or claims; or

         (j) a court or other governmental authority or agency having jurisdiction in the premises shall enter a decree or order (i) for the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Company or any other Subsidiary or of any part of its property, or for the winding-up or liquidation of its affairs; and such decree or order shall remain in force undischarged and unstayed for a period of more than 60 days, or (ii) for the sequestration or attachment of any material part of the property of the Company or any of its Subsidiaries without its unconditional return to the possession of the Company or such Subsidiary, or its unconditional release from such sequestration or attachment, within 60 days thereafter; or

         (k) a court or other governmental authority or agency having jurisdiction in the premises shall enter a decree or order approving or acknowledging as properly filed or commences against the Company or any of its Subsidiaries a petition or proceedings for liquidation, rehabilitation, readjustment or composition (or for any related or similar purpose) under any law relating to financially distressed debtors, their creditors or property, and any such decree or order shall remain in force undischarged and unstayed for a period of more than 60 days; or

         (l) the Company or any of its Subsidiaries shall take corporate action for the purpose or with the effect of authorizing or confirming the taking or existence of any action or condition specified in clause (j) or (k) above; or

         (m) (i) any domestic Pension Plan (other than a Multiemployer Plan) shall incur an "accumulated funding deficiency" (within the meaning of Section 412 of the Code) with respect to any plan year; or (ii) any waiver shall be sought or granted under Section 412(d) of the Code; or (iii) any foreign Pension Plan shall violate any funding requirement imposed by applicable foreign law; or
(iv) any Pension Plan shall be, have been or be likely to be terminated or the subject of termination proceedings under ERISA; or (v) the Company, any of its Subsidiaries or any ERISA Affiliate shall incur or be likely to incur a liability to or on account of a Pension Plan under Section 4062, 4063, 4064 or 4201 of ERISA or any comparable provision of applicable foreign law, and there shall result from one or more of the events set forth in the foregoing clauses
(i) through (v) either a liability or a material risk of incurring a liability to the PBGC, any foreign governmental entity or a Pension Plan, which could have a material and adverse effect on the business, earnings, prospects, properties or condition (financial or other) of the Company or the Company and its Subsidiaries, taken as a whole; or

         (n) any FCC License held by the Company or any Subsidiary shall be revoked or suspended and such revocation or suspension shall not have been effectively stayed within 30 days, unless (i) such revoked or suspended FCC License shall have been replaced by a substantially equivalent FCC License by the time such revocation or suspension occurs, or (ii) the Company shall have delivered to each holder of Notes at the time outstanding an Officer's Certificate satisfactory in form and substance to each such holder certifying that the revocation ore suspension of such FCC License does not and will not materially and adversely affect the business, earnings, prospects, properties or condition (financial or other) of the Company or any of its Subsidiaries; or

         (o) the acquisition after the Closing Date by any Person or, by any two or more Persons, acting in concert, of beneficial ownership (within the meaning of Rule 13d- 3 of the SEC under the Exchange Act) of either fifteen percent (15%) or more of the outstanding Voting Stock of the Company or the power to direct or cause the direction of the management and policies of the Company whether through the ownership of voting securities, by contract, or otherwise, or if any of the Broadcast Subsidiaries (as defined in the Bank Credit Agreement) shall no longer be a wholly-owned Subsidiary of the Company;

then:

                  (x) upon the occurrence and continuance of any of the Events of Default set forth in clauses (h) through (l), inclusive, of this ss.10.1., the unpaid principal amount of the Notes shall automatically become due and payable, together with interest accrued thereon, without presentment, demand, protest or any notice, all of which are expressly hereby waived; or

                  (y) upon the occurrence and continuance of any Event of Default set forth in clauses (a) through (g), inclusive, or in clauses
         (m) through (o), inclusive, of this ss.10.1., any holder of a Note may, in respect of the Note or Notes then held by such holder, by written notice to the Company, declare the Note(s) held by such holder to be due and payable, whereupon the same shall mature and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

                  Default Remedies.

         If an Event of Default shall occur and be continuing, the holder of any Note then outstanding may exercise any right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or agreement contained in this Agreement or in such Note or for an injunction against a violation of any of the terms of this Agreement or such Note or in aid of any exercise of any power granted in this Agreement or in such Note, or may proceed to enforce payment of such Note or to enforce any other legal or equitable right of the holder of such Note. No remedy herein conferred upon any Noteholder is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. No course of dealing on the part of any Noteholder, or any delay or failure on the part of any Noteholder to exercise any right or power, shall operate as a waiver of such right or power or otherwise prejudice the rights, powers and remedies of such Noteholder or of any other Noteholder. No failure to insist upon strict compliance with any covenant, term, condition or other provision of this Agreement or the Notes shall constitute a waiver by any Noteholder of any such covenant, term, condition or other provision or of any Default or Event of Default in connection therewith. To the extent effective under applicable law, the Company hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish, the benefit and advantage of any valuation, stay, appraisement, extension or redemption laws now existing or that may hereafter exist that, but for this provision, might be applicable to any sale made under any judgment, order or decree of any court, or otherwise, based on the Notes or on any claim for interest on the Notes. If an Event of Default shall occur, and be continuing, the Company will pay to the Noteholders, to the extent not prohibited by applicable law, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection and of the taking of remedial actions and the maintenance of enforcement proceedings, including, without limitation, reasonable attorneys' fees and disbursements actually incurred. All sums payable by the Company under the Notes shall be paid without counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, except to the extent expressly provided in Section 11 hereof.

         SUBORDINATION.

                  Notes Subordinated to Senior Debt.

         Anything in this Agreement or the Notes to the contrary notwithstanding, the Indebtedness evidenced by the Notes together with all other Junior Debt shall be subordinate and junior in right of payment, to the extent and in the manner set forth in this Section 11., to the prior payment in full of all Senior Debt. By accepting any Note, each holder thereof shall be deemed to have agreed to be bound by the provisions of this Section 11.

                  Payment Subordination.

         Unless and until all Senior Debt shall have been paid in full, no direct or indirect payment (in cash, property, or securities or by set-off or otherwise) shall be made by or on behalf of the Company or any of its Subsidiaries or from any of the properties of the Company or any of its Subsidiaries on account of the principal of, or premium (if any) or interest on, or any other amount owing with respect to any of the Notes or any other Junior Debt or in respect of any prepayment, redemption, retirement, purchase or other acquisition by the Company or any of its Subsidiaries of any of the Junior Debt or of any judgment for any of the foregoing, the maturity date of the Notes may not be accelerated by the holder or holders thereof, and no other action may be taken by the holder or holders of any Junior Debt to collect or enforce payment of any Junior Debt from the Company or any of its Subsidiaries or any of the properties of the Company or any of its Subsidiaries or to enforce compliance by the Company or any of its Subsidiaries with any of the covenants incorporated in
Section 9. hereof; provided, however, that (i) scheduled payments of accrued interest on the Notes may be made by the Company if at the time of each such payment and after giving effect thereto no Senior Default or Senior Event of Default is in existence or would be caused thereby; (ii) the maturity of the Notes may be accelerated upon the occurrence and during the continuation of any Senior Bankruptcy Default or upon the acceleration of the maturity of any of the Senior Debt (but any such acceleration of any Junior Debt shall be subject to all of the other terms and conditions of this Section 11. including, without limitation, the payment subordination provisions set forth above and any payment turn-over provisions set forth below) and (iii) the Junior Debt may be set-off against the exercise price to be paid by you pursuant to Section 2 of the Warrant Agreement upon your exercise of the warrants granted to you under the Warrant Agreement.

                  Insolvency, Bankruptcy, etc.

         In the event of:

         (i) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company or any of its Subsidiaries, its or any such Subsidiary's creditors as such or its or any of its Subsidiaries' property,

         (ii)  any  proceeding  for  the   liquidation,   dissolution  or  other
winding-up of the Company or any of its Subsidiaries, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,

         (iii) any assignment by the Company or any of its Subsidiaries for the benefit of creditors, or

         (iv) any other marshaling of the assets of the Company or any of its Subsidiaries,

all Senior Debt shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made by or on behalf of the Company or any of its Subsidiaries or from its or any of its Subsidiaries' assets or any other source on account of any Junior Debt. Any payment or distribution, whether in cash, securities or other property (including securities of the Company or any of its Subsidiaries or any other

Person provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the Junior Debt, to the payment in full of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of any Junior Debt shall first be paid or delivered directly to the holders of Senior Debt for application pro rata in accordance with the priorities then existing among such holders until all Senior Debt shall have been paid in full and before any payment is made on any of the Junior Debt.

                  Constructive Trust.

         If any payment or distribution of any character or any security, whether in cash, securities or other property (including any securities of the Company or any of its Subsidiaries or any other Person provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Section 11. with respect to the Junior Debt, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received from or on behalf of the Company or any of its Subsidiaries or from any such person's properties or any other source, including pursuant to a judgment, by any holder of any Junior Debt on account of such Junior Debt in contravention of any of the terms hereof, including without limitation the prohibitions on payments contained in ss.11.2. and ss.11.3. hereof, and before all the Senior Debt shall have been paid in full, or provision for such payment has been made, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Debt at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full. In the event of a failure of any holder of any Note to endorse or assign any such payment, distribution or security, each holder of Senior Debt is hereby irrevocably authorized to endorse or assign the same.

                  Obligations of Company.

         No present or future holder of any Senior Debt shall be prejudiced in the right to enforce subordination of the Notes by any act or failure to act on the part of the Company. Nothing contained herein shall impair, as between the Company and any holder of any Note, the obligation of the Company to pay to the holder thereof the principal thereof, premium, if any, and interest thereon as and when the same shall become due and payable in accordance with the terms thereof. Nothing contained in this Section 11. is intended or shall be construed to affect the rights of the holders of the Junior Debt relative to creditors of the Company or any of its Subsidiaries other than the holder or holders of the Senior Debt.

                  Subrogation.

         Upon the payment in full of all Senior Debt, the holder or holders of the Junior Debt shall be subrogated to all rights of any holders of Senior Debt to receive any further payments or distributions applicable to the Senior Debt until the Junior Debt shall have been paid in full, and for the purposes of such subrogation, no payment or distribution received by the holders of Senior Debt of cash, securities or other property to which the holder or holders of the Junior Debt would have been entitled except for these subordination provisions shall, as between the Company and its creditors other than the holders of Senior Debt, on the one hand, and the holder or holders of the Junior Debt, on the other, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

                  Benefits of Agreement.

         No right of any present or future holder of any Senior Debt to enforce the provisions of this Section 11. shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any non-compliance by the Company with the terms, provisions and covenants of this Agreement, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  Subordination Not Impaired by Acts or Omissions of Holders of Senior Debt.

         No right of any present or future holder of any Senior Debt to enforce the provisions of this Section 11. shall at any time or in any way be prejudiced or impaired by the creation, renewal, extension, modification, increase, compromise, or release of any or all of the Senior Debt or any or all of the collateral therefor or guaranties thereof, either in whole or in part.

                  Authority to Act for Noteholders.

         For so long as any of the Senior Debt shall remain unpaid, the holders of Senior Debt shall have the right to act as the Noteholders' attorney-in-fact for the purposes specified herein and the Noteholders hereby irrevocably appoint the holders of Senior Debt as the true and lawful attorney-in-fact (which appointment is coupled with an interest), with full power of substitution, in the name of the Noteholders or in the name of the holders of Senior Debt, for the use and benefit of the holders of Senior Debt, without notice to the Noteholders, to perform the following acts, at the option of the holders of Senior Debt at any meeting of the creditors of the Company or in connection with any case or proceeding, whether voluntary or involuntary, for the distribution, division or application of the assets of the Company or the proceeds thereof, regardless of whether such case or proceeding is for the liquidation, dissolution, winding up of the affairs, reorganization or arrangement of the Company, or for the composition of the debts of the Company, in bankruptcy or in connection with a receivership, or under an assignment for the benefit of the creditors of the Company or otherwise:

         (a) To enforce claims comprising the Junior Debt, either in their own name or in the name of the Noteholders, by proof of debt, proof of claim, suit or otherwise;

         (b) To collect any assets of the Company distributed, divided or applied by way of dividend or payment, or any securities issued, on account of the Indebtedness evidenced by the Junior Debt and to apply the same, or the proceeds of any realization upon the same that the holders of the Senior Debt in their discretion elect to effect, to the Senior Debt until all of the Senior Debt has been paid in full, rendering any surplus to the Company if and to the extent permitted by law; and

         (c) To vote claims comprising the Junior Debt to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension.

         The Noteholders further grant to the holders of the Senior Debt an irrevocable proxy to exercise any voting rights the Noteholders may have with respect to the approval or disapproval of a plan of reorganization of the Company proposed by any Person or class of Persons in any bankruptcy or similar proceeding. In no event shall the holders of the Senior Debt be liable to the Noteholders for any failure to prove the Junior Debt, to exercise any right with respect thereto or to collect any sums payable thereon.

         INTERPRETATION OF AGREEMENT AND NOTES.

                  Definitions.

         Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural form of the terns defined, where either such form is used in this Agreement):

                  "Acquisition" shall mean the acquisition by the Company from the Sellers of substantially all of the assets of the television station WRDW-TV pursuant to the Acquisition Agreement.

                  "Acquisition   Agreement"   shall  mean  that  certain   Asset
         Acquisition Agreement dated April 11, 1995 between the Company and the Sellers.

                  "Additional Senior Debt" shall mean any indebtedness, obligations or liabilities of the Company that constitute Additional Debt under (and as such term is defined in) the Intercreditor Agreement.

                  "Affiliate," with respect to any Person (hereinafter "such Person"), shall mean any other Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person or another Affiliate of such Person, (ii) which beneficially owns or holds 5% or more of the shares of any class of the Voting Stock of such Person, or (iii) 5% or more of the shares of any class of Voting Stock of which is beneficially owned or held of record by such Person or any of its Subsidiaries. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise. "Affiliate," when used herein without reference to any Person, shall mean an Affiliate of the Company.

                  "Bank Debt" shall mean all of the Obligations as defined in the Bank Credit Agreement.

                  "Bank Credit Agreement" shall mean that certain Credit Agreement dated as of April 22, 1994 by and among the Company, the Lenders listed therein, and Bank South, as Administrative Agent, as modified and amended by the First Consolidated Modification of Credit Agreement, and as the same may be further amended, supplemented or restated from time to time.

                  "Board" shall mean, with respect to any Person, its board of directors or, if it does not have a board of directors, its governing body which performs the same duties as a board of directors.

                  "Business Day" shall mean any day on which commercial banks are not authorized or required to close in Atlanta, Georgia.

                  "Closing Date" shall have the meaning set forth in ss.1.2. hereof.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and any successor statute, together with the rules and regulations thereunder.

                  "Company" shall have the meaning set forth in the first sentence hereof.

                  "Default" shall mean any event or condition that would become an Event of Default after notice or passage of time or both.

                  "Dollars" or "$" shall mean the lawful currency of the United States of America, and in relation to any payment under this Agreement, same day or immediately available funds.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor statute, together with the rules and regulations thereunder.

                  "ERISA Affiliate" shall mean any Person which is under "common control" with the Company or any of its Subsidiaries (within the meaning of Section 414(b) or (c) of the Code or Section 4001(a)(14) of ERISA).

                  "ERISA Termination Event" shall mean (a) a "reportable event" (within the meaning of Section 4043(b) of ERISA) with respect to a Pension Plan (other than a "reportable event" as to which the PBGC has by regulation waived the 30-day notice requirement under Section 4043(a) of ERISA); provided, however, that a failure to meet the minimum funding standards of Section 412 of the Code shall be an ERISA Termination Event regardless of the issuance of any waiver under
         Section 412(d) of the Code; (b) the withdrawal of the Company, any of its Subsidiaries or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" (within the meaning of Section 4001(a)(2) of ERISA); (c) the complete or partial withdrawal of the Company, any of its Subsidiaries or any ERISA Affiliate from a Multiemployer Plan under Section 4201 or 4204 or ERISA; (d) the receipt by the Company, any of its

         Subsidiaries or any ERISA Affiliate of notice from a Multiemployer Plan that is in reorganization or insolvent under Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA; (e) the providing of a notice of intent to terminate a Pension Plan pursuant to Section 4041(a)(2) of ERISA or the treatment of a Pension Plan amendment as a termination under Section 4041(e) of ERISA; (f) the institution of proceedings by the PBGC to terminate a Pension Plan or the appointment of a trustee to administer any Pension Plan under Section 4042 of ERISA; (g) the receipt by the Company, any of its Subsidiaries or any ERISA Affiliate of a notice from any Multiemployer Plan that any action described in clause (h) has been taken with respect to that Multiemployer Plan; or (i) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

                  "Event of Default" shall have the meaning assigned thereto in ss.10.1. hereof.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  "FCC" shall mean the Federal Communications Commission or any governmental body succeeding to the functions thereof.

                  "FCC License" shall mean any radio, television or other license, permit, certificate of compliance franchise, approval or authorization granted or issued by the FCC.

                  "First Consolidated Modification of Credit Agreement" shall mean that certain First Consolidated Modification of Credit Agreement dated as of January 3, 1996 among the Company, Bank South (formerly known as Bank South, N.A.), Deposit Guaranty National Bank, Society National Bank and Bank South, as Administrative Agent.

                  The term "generally accepted accounting principles" shall mean, as of the date of any determination with respect thereto, generally accepted accounting principles as understood and applied in the United States at the time in question.

                  The terms "hereof," "herein," "hereunder" and other words of similar import shall be construed to refer to this Agreement as a whole and not to any particular Section or other subsection.

                  The term "holder," with respect to any Note, shall mean the Person in whose name such Note is registered.

                  "Indebtedness," with respect to any Person, shall mean all items (other than capital stock, capital surplus, retained earnings and deferred credits and deferred income taxes), which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date on which Indebtedness is to be determined. "Indebtedness" shall also include, whether or not so reflected, (a) indebtedness, obligations and liabilities secured by any Lien on property of such Person whether or not the indebtedness secured thereby shall have been assumed by such person, (b) all obligations of such Person in respect of Capital Leases, and (c) all guarantees.

                "Indebtedness for Money Borrowed," with respect to any Person, shall mean and include all Indebtedness of such Person (a) in respect of money borrowed or evidenced by a promissory note, debenture or other like written obligation to pay money, (b) in respect of any Capital Lease Obligations, (c) representing all or part of the deferred purchase price of any assets acquired by such Person (d) all obligations or liabilities of others secured by a Lien on any asset owned by such Person, irrespective of whether such obligation or liability is assumed, to the extent of the lesser of such obligation or liability or the fair market value of such asset; and (e) any guarantees by such Person of any Indebtedness for Money Borrowed of another Person; provided, however, that in determining the Indebtedness for Money Borrowed of the Company or any Subsidiary, (i) all
         liabilities for which the Company or any Subsidiary is jointly and severally liable with one or more other Persons (including, without limitation, all liabilities of any partnership or joint venture of which the Company is a general partner or co-venturer) shall be included at the full amount thereof without regard to any right the Company or Subsidiary may have against any such other Person for contribution or indemnity, and (ii) no effect shall be given to deposits, trust arrangements or similar arrangements which, in accordance with generally accepted accounting principles, extinguish Indebtedness for Money Borrowed for which the Company or any Subsidiary remains legally liable.

                  "Intercreditor Agreement" shall mean the Collateral Agency and Intercreditor Agreement dated as of August 29, 1994, among the Company, the initial holders of the Bank Debt, the initial holder of the Teachers Debt and Bank South as Collateral Agent, as the same may be amended, supplemented or restated from time to time.

                  "Junior Debt" shall mean, collectively, all indebtedness, obligations or liabilities of the Company which may now or hereafter exist under any of the Notes or this Agreement and any extension, renewal, modification or replacement thereof or therefor.

                  "Multiemployer   Plan"   shall   mean  any  Plan   that  is  a
         "multiemployer plan" (within the meaning of Section 4001(a)(3) of ERISA).

                  "Noteholder," with respect to any Note, shall mean the Person in whose name such Note is registered.

                  "Notes" shall have the meaning set forth in ss.1.1. hereof.

                  "Officer's Certificate" shall mean a certificate executed on behalf of the Company by the Chairman of the Board, the President or any Vice President of the Company.

                  "Optional Prepayment Date" shall have the meaning set forth in ss.7.2. hereof.

                  The term "outstanding," with respect to the Notes, shall mean, as of the date of determination, all Notes heretofore delivered pursuant to this Agreement, except Notes theretofore cancelled or delivered for cancellation and Notes in exchange or replacement for which other Notes have been delivered pursuant to this Agreement; provided, however, that, in determining whether the holders of the requisite aggregate unpaid principal amount of Notes outstanding have given any notice or taken any action hereunder, Notes held or owned, directly or indirectly, by the Company, any of its Subsidiaries or any other Affiliate shall be disregarded and deemed not to be outstanding.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereof.

                  "Pension Plan" shall mean any Plan that is an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA).

                  "Person" shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government (or any agency or political subsection thereof).

                  "Plan" shall mean any "employee benefit plan" (within the meaning of Section 3(3) of ERISA) that the Company, any of its Subsidiaries or any ERISA Affiliate maintains, contributes to or is obligated to contribute to for the benefit of employees or former employees of the Company, any of its Subsidiaries or any ERISA Affiliate.

                  "Purchase Price" shall have the meaning set forth in ss.1.2. hereof.

                  "Registration Rights Agreement" shall have the meaning set forth in Section 2. hereof.

                  "SEC" shall mean the Securities and Exchange Commission and any successor organization.

                  "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

                  "Senior Bankruptcy Default" shall mean any event of default under or contained in any agreement or instrument evidencing any of the Senior Debt or pursuant to which any of the Senior Debt has been incurred of the type or similar to the events of default set forth in ss.10.1.(h) through (l), inclusive, of this Agreement.

                  "Senior Debt" means, collectively, (i) the Bank Debt, (ii) the Teachers Debt, (iii) the Swap Debt, (iv) any Additional Senior Debt, and (v) any and all extensions, renewals, modifications or restatements of any or all of the foregoing. If any particular Indebtedness constitutes "Senior Debt", such "Senior Debt" also shall include any interest accrued thereon (including without limitation any interest thereon accruing at the contract rate after the commencement of any proceeding of the type described in clause (i) of ss.11.3. hereof). The "Senior Debt" also shall include any Indebtedness incurred by the Company in connection with any refinancing of any of the foregoing Senior Debt. Notwithstanding the foregoing, the "Senior Debt" shall not include (i) any Indebtedness of the Company which, by its express terms or the express terms of the instrument creating or evidencing it, is subordinate in right of payment to any Indebtedness for Money Borrowed of the Company or pari passu with the Notes or (ii) any indebtedness of the Company to any Subsidiary or Affiliate of the Company.

                  "Senior Default" shall mean any Default as defined in the Intercreditor Agreement.

                  "Senior Event of Default" shall mean any Event of Default as defined in the Intercreditor Agreement

                  "Subsidiary" shall mean with respect to any corporation (the "parent"), a corporation or partnership of which the parent, at the time in respect of which such term is used, owns directly, or controls with power to vote, indirectly through one or more Subsidiaries, shares of at least 5l% of its Voting Stock. Unless the context clearly indicates the contrary, "Subsidiary" refers to a Subsidiary of the Company.

                  "Swap  Debt"  shall  mean,   collectively,   all  obligations,
         indebtedness or liabilities of the Company which may now or hereafter exist under the Swap Documents.

                  "Swap Documents" shall mean, collectively, the ISDA Master Agreement dated as of June 13, 1995 between the Company and Society National Bank, the Confirmation, dated June 2, 1995, relating thereto, and any extensions, renewals, modifications, supplements, or restatements of any of the foregoing.

                  "Teachers Debt" shall mean all obligations, indebtedness or liabilities of the Company which may now or hereafter exist under the Teachers Note Agreement or any of the Company's Senior Notes issued thereunder.

                  "Teachers Note Agreement" shall mean that certain Note Purchase Agreement dated as of April 15, 1994, between the Company and Teachers Insurance and Annuity Association of America, and its successors and assigns, and any amendment, supplement or restatement thereof.

                  The term "this Agreement" shall mean this Note Purchase Agreement (including the annexed Exhibits and Schedules), as it may from time to time be amended, supplemented or modified in accordance with its terms.

                  "Voting Stock," with respect to a corporation, shall mean the stock of such corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect members of the Board (or other governing body) of such corporation, and with respect to any partnership, shall mean the partnership interests in such partnership the owners of which are entitled to manage the affairs of partnership, or vote in connection with the management of the affairs of the partnership or the designation of another Person as the Person entitled to manage the affairs of the partnership (it being understood that, in the case of any partnership, "shares" of Voting Stock shall refer to such partnership interests).

                  "Warrant  Agreement"  shall  have  the  meaning  set  forth in
         Section 2. hereof.

                  Directly or Indirectly.

         Any provision in this Agreement referring to action to be taken by any Person, or that such Person is prohibited from taking, shall be applicable whether such action is taken directly or indirectly by such Person.

                  Accounting Terms.

         All accounting terms used herein that are not otherwise expressly defined shall have the respective meanings given to them in accordance with generally accepted accounting principles at the particular time.

                  Governing Law.

         THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA.

                  Headings.

         The headings of the Sections and other subsections of this Agreement have been inserted for convenience of reference only and shall not be deemed to constitute a part hereof.

         MISCELLANEOUS.

                  Notices.

         (a) All communications under this Agreement or the Notes shall be in writing and shall be delivered or mailed or sent by facsimile transmission (i) if to you, to you at your address set forth on the first page hereof, marked for the attention of Robert S. Prather, Jr., or at such other address as you may have furnished to the Company in writing, (ii) if to any other Noteholder, to it at its address listed in the books for the registration and registration of transfer of Notes, required to be maintained by the Company pursuant to ss.8.1. hereof, or at such other address as such Noteholder shall have furnished to the Company in writing and (iii) if to the Company, to it at its address shown at the head of this Agreement or at such other address or facsimile number as it shall have furnished in writing to you and all other holders of the Notes at the time outstanding.

         (b) Any written communication so addressed and mailed by certified or registered mail, return receipt requested, shall be deemed to have been given when so mailed. All other written communications shall be deemed to have been given upon receipt thereof.

                  Survival.

         All representations, warranties and covenants made by the Company herein or by the Company or any of its Subsidiaries in any certificate or other instrument delivered under or in connection with this Agreement shall be considered to have been relied upon by you and shall survive the delivery to you of the Notes regardless of any investigation made by you or on your behalf. All statements in any such certificate or other instrument shall constitute representations and warranties of the Company hereunder.

                  Successors and Assigns.

         This Agreement shall be binding upon the parties hereof and their respective successors and assigns, and shall inure to the benefit of and be enforceable by the parties hereof and their respective successors and assigns permitted hereunder; provided, however, that you shall not have any obligation to purchase Notes of any Person other than Gray Communications Systems, Inc., a Georgia corporation. Whether or not expressly so stated and subject to the restrictions set forth herein, the provisions of Sections 5. through 13. of this Agreement are intended to be for your benefit and for the benefit of all holders from time to time of the Notes, and shall be enforceable by you and any other such Noteholder whether or not an express assignment to such holder of rights under this Agreement shall have been made by you or your successors or assigns.

                  Amendment and Waiver.

         (a) This Agreement and the Notes may be amended or supplemented, and the observance of any term hereof or thereof may be waived, with the written consent of the Company and (i) on or prior to the Closing Date, you, and (ii) after the Closing Date, the holders of 67% in aggregate unpaid principal amount of the Notes then outstanding; provided, however, that no such amendment, supplement or waiver shall, without the written consent of the holders of all the Notes then outstanding, (x) change, with respect to the Notes, the amount or time of any required prepayment or payment of principal or premium or the rate or time of payment of interest, or change the funds in which any prepayment or payment on the Notes is required to be made; or (y) reduce the percentage of the aggregate principal amount of Notes required for any amendment, consent or waiver hereunder; provided, further, that no modification of Section 11. hereof may be made without the express prior written consent of the holders of all Senior Debt then outstanding.

         (b) Any amendment, supplement or waiver effected in accordance with this ss.13.4. shall be binding upon each holder of any Note at the time outstanding, each future holder of any Note and the Company. Notwithstanding any other provision of this Agreement, no consent to any such amendment, supplement or waiver by any Noteholder, shall have any effect for the purposes of this ss.13.4. if such amendment, supplement or waiver was obtained in connection with or in anticipation of the purchase by the Company, any Affiliate of the Company or any other Person of any Note from the holder thereof, unless the holder of each Note at the time outstanding has executed an amendment, supplement or waiver, as the case may be, to substantially the same effect as the amendment, supplement or waiver obtained from such Noteholder.

                  Counterparts.

         This Agreement may be executed and delivered to you simultaneously in two or more counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

                  Consent to Jurisdiction and Venue.

         The Company hereby irrevocably (i) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement or any Note may be brought in a court of record in the State of Georgia or in the courts of the United States of America located in such State, (ii) consents to the jurisdiction of each such court in any such suit, action or proceeding, and
(iii) waives any objection which it may have to the laying of venue of any such claim that any such suit, action or proceeding has been brought in an inconvenient forum and covenants that it will not seek to challenge the jurisdiction of any such court or seek to oust the jurisdiction of any such court, whether on the basis of inconvenient forum or otherwise. The Company irrevocably consents to the service of any and all process in any such suit, action or proceeding by mail copies of such process to the Company at its address for notices provided in ss.13.1. hereof. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. All mailings under this ss.13.6. shall be by registered or certified mail, return receipt requested. Nothing in this ss.13.6. shall affect your right to serve legal process in any other manner permitted by law or affect your right to bring any suit, action or proceeding against the Company or any of its properties in the courts of any other jurisdiction.

                  Saturdays, Sundays, Holidays, Etc.

         If the last or appointed day for the taking of any action required or permitted hereby or by the Notes (including, but not limited to, the payment of principal of, or interest or premium, if any, on, the Notes) shall be a Saturday, Sunday or a day which is not a Business Day, then such action may be taken on the next succeeding day which is a Business Day; provided, however, that if, pursuant to the provisions of this ss.13.7., the time for the payment of any amount in respect of the Notes is postponed, interest on such amount shall continue to accrue during the period of such postponement.


                                      [Signatures on Following Page]

         If the foregoing is satisfactory to you, please sign the form of acceptance on the enclosed counterparts hereof and return the same to the Company, whereupon this letter, as so accepted, shall become a binding contract between you and each of the undersigned.

                        Very truly yours,

                        GRAY COMMUNICATIONS SYSTEMS, INC.


                                            By:          /Ralph W. Gabbard/
                                                 Name:   Ralph W. Gabbard
                                                 Title:    President



The foregoing Agreement is hereby accepted.

BULL RUN CORPORATION


By:          /Robert S. Prather, Jr./
     Name:  Robert S. Prather, Jr.
     Title:   President

THE PAYMENT OF THIS NOTE IS SUBORDINATED PURSUANT TO THE TERMS AND CONDITIONS OF THE PURCHASE AGREEMENT DESCRIBED BELOW. ANY HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL AGREE TO BE BOUND BY THE PROVISIONS OF THE PURCHASE AGREEMENT AS IF IT WERE AN ORIGINAL SIGNATORY THERETO.


                        GRAY COMMUNICATIONS SYSTEMS, INC.

                             8.0% Subordinated Note
                               due January 3, 2005

R- 1                                                             January 3, 1996
$10,000,000                                                     Atlanta, Georgia

         GRAY COMMUNICATIONS SYSTEMS, INC. (the "Company"), a Georgia corporation, for value received, hereby promises to pay to BULL RUN CORPORATION, or its registered assigns, the principal sum of Ten Million and 00/100 Dollars ($10,000,000) on January 3, 2005; and to pay interest (computed on the basis of a three hundred sixty (360) day year of twelve (12) thirty (30) day months) on the unpaid principal balance thereof from the date of this Note at the rate of 8.0% per annum, quarterly on each March 31, June 30, September 30 and December 31 commencing March 31, 1996, until the principal amount hereof shall become due and payable; and to pay, on demand, interest on any overdue principal, including any overdue prepayment of principal and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate equal to the 10.0% per annum.

         Payments of principal and interest shall be made to the registered holder hereof in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, at the office of the Company at 126 North Washington Street, Albany, Georgia, or at such other location designated pursuant to the Purchase Agreement referred to below, in each case, subject to the right of the registered holder hereof under the Purchase Agreement to receive direct payment in immediately available funds.

         This Note is one of the 8.0% Subordinated Notes due January 3, 2005 of the Company issued in an aggregate principal amount limits to $10,000,000 pursuant to that certain Note Purchase Agreement dated as of January 3, 1996, between the Company and Bull Run Corporation (the "Purchase Agreement") and is entitled to the benefits thereof and is subject to the terms and conditions thereof. As and to the extent provided in the Purchase Agreement, this Note is subject to prepayment, in whole or in part, in certain cases without premium.

         Under certain circumstances, as specified in the Purchase Agreement, the principal of and accrued interest on this Note may be declared due and payable in the manner and with the effect provided in the Purchase Agreement.

         This Note has not been registered under the Securities Act of 1933, as amended, or the laws of any state and may be transferred in whole or in part only pursuant to an effective registration statement under such act and applicable state laws or under an exemption from such registration available under such act and applicable state law. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Purchase Agreement. Prior to presentation of this Note for registration of transfer, the Company shall treat the person in whose name this Note is registered as the owner and holder of his Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue, and the Company shall not be affected by notice to the contrary.

         The Company agrees to perform and observe duly and punctually each of the covenants and agreements set forth in the Purchase Agreement. All such covenants and agreements are incorporated by reference in this Note, and this Note shall be interpreted and construed as if all such covenants and agreements were set forth in full in this Note at this place.

         All capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

         This Note shall be governed by and construed in accordance with the law of the State of Georgia.

         IN WITNESS WHEREOF, GRAY COMMUNICATIONS SYSTEMS, INC. has caused this Note to be duly executed on its behalf by its officer thereunto duly authorized.

                                     GRAY COMMUNICATIONS SYSTEMS, INC.


                                     By:      /Ralph W. Gabbard/
                                          Name:     Ralph w. Gabbard
                                          Title:    President
ATTEST:

By:       /Marcia E. Crowe/
Title:      Secretary

         NEITHER THIS WARRANT, NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF, HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE GEORGIA SECURITIES ACT OF 1973 OR ANY OTHER APPLICABLE SECURITIES LAWS. THIS WARRANT HAS BEEN ISSUED OR SOLD, AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF WILL BE ISSUED OR SOLD, IF AT ALL, IN RELIANCE UPON EXEMPTIONS CONTAINED IN SUCH LAWS FOR TRANSACTIONS NOT INVOLVING ANY PUBLIC OFFERING INCLUDING, BUT NOT LIMITED TO, PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973. THIS WARRANT HAS BEEN ACQUIRED, AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF WILL BE ACQUIRED, IF AT ALL, FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED, PLEDGED OR DISPOSED OF IN ANY MANNER EXCEPT IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER SUCH LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH LAWS.

                        GRAY COMMUNICATIONS SYSTEMS, INC.

                        Warrant to Purchase Common Stock

         GRAY COMMUNICATIONS SYSTEMS, INC., a Georgia corporation (the "Company"), hereby certifies that, for value received, BULL RUN CORPORATION, a Georgia corporation (together with its registered or authorized assigns, the "Holder"), is entitled, subject to the terms hereof, to purchase from the Company upon surrender of this Warrant to Purchase Common Stock (this "Warrant") at any time during the period described in Section 2 hereof, Four Hundred Eighty-Seven Thousand Five Hundred (487,500) shares of Common Stock (as defined below) of the Company (the "Warrant Shares") (as adjusted from time to time as provided in this Warrant), at the Warrant Exercise Price (as defined below) per share.

                                   DEFINITIONS

                  SECTION 1. (a) Definitions. The following words and terms as used in this Warrant shall have the following meanings:

                  "Affiliate" means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person.

                  "Business Day" means a day other than a Saturday, a Sunday, a day on which banking institutions in the State of Georgia are authorized or obligated by law or required by executive order to be closed, and a day on which the New York Stock Exchange is closed.

                  "Common Stock," when used with reference to stock of the Company, means all shares now or hereafter authorized of Class A Common Stock, no par value, of the Company and stock of any other class of the common equity of the Company into which such shares may hereafter have been changed and other rights or securities convertible into shares of Class A Common Stock of the Company.

                  "Conversion Price" means the price per share for which Common Stock is issuable upon the conversion or exchange of Convertible Securities, determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance of such Convertible Securities, plus the minimum aggregate amount of additional consideration payable to the Company upon the conversion or exchange of such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

                  "Convertible Securities" mean any securities issued by the Company or an Affiliate which are convertible into or exchangeable for, directly or indirectly, shares of Common Stock.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Expiration Date" means the tenth anniversary of the date hereof.
                  "Funding Date" means the date on which the Notes are purchased in accordance with the terms of the Note Agreement.

                  "Market Price" of a share of Common Stock on any day means the average closing price of a share of Common Stock for the twenty (20) consecutive trading days preceding such day on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the average of the reported bid and asked prices during such 10 trading day period in the over-the-counter market as furnished by the National Quotation Bureau, Inc., or, if such firm is not then engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business selected by the Company, or, if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company or, if the shares of Common Stock are not publicly traded, the Market Price for such day shall be the book value of a share of Common Stock of the Company as disclosed in the last balance sheet of the Company regularly prepared by the Company.

                  "Note Agreement" means that certain Note Purchase Agreement dated January 3, 1996, between the Company and the above-named Holder.

                  "Notes" means the Company's 8.0% Subordinated Notes due January 3, 2005 purchased by the above-named Holder pursuant to the Note Agreement.

                  "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or any agency or political subdivision thereof) or other entity of any kind.

                  "Registrable Securities" means the Warrant Shares and any securities issued or issuable upon exercise of this Warrant. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) or are saleable pursuant to Rule 144(k) (or any successor provision) under the Securities Act,
(c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (d) they shall have ceased to be outstanding.

                  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Sections 20,21 and 22 hereof, including, without limitation, all registration and filing fees, all fees and expenses of complying with securities or blue sky laws, fees and other expenses associated with filings with the National Association of Securities Dealers, Inc. (including, if required, the reasonable fees and expenses of any "qualified independent underwriter" and its counsel), all printing expenses, messenger, telephone, duplication, word processing and delivery expenses incurred by the Company, the fees and disbursements of counsel for the Company and of its independent public accountants, the fees and disbursements of counsel retained by the holders of Registrable Securities, Securities Act liability insurance if the Company so desires such insurance, rating agency fees and the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, fees and disbursements of all independent certified public accountants including, without limitation, the expenses of any special audits made by such accountants required by or incident to such performance and compliance, but not including such holders' proportionate share of underwriting discounts and commissions.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "Strike Price" means the price per share for which Common Stock is issuable upon the exercise of any rights, options or warrants for the purchase of Common Stock, determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the grant of such rights, options or warrants, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights, options or warrants, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such rights, options or warrants.

                  "Warrant Exercise Price" initially shall be the Market Price as of the Funding Date.

                  (b)      Other Definitional Provisions.

                           (i)  Except  as  otherwise   specified  herein,   all
references herein (A) to any Person other than the Company shall be deemed to include such Person's successors and assigns, (B) to the Company shall be deemed to include the Company's successors and assigns, and (C) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

                           (ii) When used in this Agreement, the words "herein",
"hereof" and "hereunder", and words of similar import, shall refer to this Agreement as a whole and not
                                                    48
to any provision of this Agreement, and the words "Section" and "Exhibit" shall refer to Sections of and Exhibits to this Agreement unless otherwise specified.

                           (iii)  Whenever the context so  requires,  the neuter
gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

                  SECTION 2.  Exercise of Warrant.

                  (a) Subject to the terms and conditions hereof, including, but not limited to, Sections 19, 33 and 34 hereof, this Warrant may be exercised, in whole or in part, at any time or from time to time during normal business hours on or after the second anniversary of the date hereof and prior to the close of business on the Expiration Date. The rights represented by this Warrant may be exercised by the Holder, in whole or from time to time in part (except that this Warrant shall not be exercisable as to a fractional share) by (i) delivery of a written notice of such Holder's election to exercise this Warrant to the Company's office located at the address set forth in Section 28 hereof, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price multiplied by the number of Warrant Shares as to which the Warrant is being exercised in cash, by certified or official bank check or the cancellation of all or any portion of the indebtedness of the Company evidenced by the Notes, (iii) surrender of this Warrant, properly endorsed, at the principal office of the Company (or at such other agency or office of the Company as the Company may designate by notice to the Holder), and (iv) if the Warrant Shares issuable upon the exercise of the rights represented by this Warrant have not been registered under the Securities Act, delivery to the Company by the Holder of a letter in the form of Exhibit A hereto; provided, however, that if such Warrant Shares are to be issued in any name other than that of the registered holder of this Warrant, such issuance shall be deemed a transfer subject to the provisions of Section 18. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of, or as directed by, the Holder, shall be delivered to, or as directed by, such Holder within a reasonable time after such rights shall have been so exercised. Unless the rights represented by this Warrant shall have expired or have been fully exercised, the Company shall issue a new Warrant identical in all respects to the Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under the Warrant exercised, less the number of Warrant Shares with respect to which such Warrant was exercised. The entity in whose name any certificate for Warrant Shares is issued upon the exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such Warrant Shares immediately prior to the close of business on the date on which the Warrant was surrendered and payment of the amount due in respect of such exercise and any applicable taxes was made, irrespective of the date of delivery of such share certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are properly closed, such person shall be deemed to have become the holder of such Warrant Shares at the opening of business on the next succeeding date on which the stock transfer books are open. If this Warrant is not exercised on or prior to the Expiration Date, this Warrant shall become void and all rights of the Holder hereunder shall cease.

                  (b) Notwithstanding the provisions of Section 2(a) hereof to the contrary, this Warrant may be exercised, in whole or in part, at any time or from time to time during normal business hours on or after the date hereof and prior to the close of business on the Expiration Date upon the occurrence of any of the following:

                  (i) any change in control of the Company by any means whatsoever, including without limitation, by acquisition of securities, merger, consolidation, recapitalization or reorganization of the Company;
                  (ii)     any partial or complete liquidation of the Company;
                  (iii) any sale or disposition of fifty percent (50%) or more of the assets of the Company;
                  (iv) any public offering of all or part of any class of securities issued by the Company pursuant to an effective registration statement under the Securities Act of 1933, as amended, other than a public offering consummated prior to December 31, 1996;
                  (v) any tender offer for more than twenty percent (20%) of any outstanding class of securities issued by the Company;
                  (vi) any sale or other disposition by the Company of capital stock of the Company constituting (on a cumulative basis) more than fifty percent (50%) of the capital stock of the Company then outstanding; or
                  (vii) any event constituting a breach of, or a default or event of default under, the Note Agreement or the Notes, or any event that with the giving of notice, the passage of time or both would constitute a breach of, or a default or event of default under, the Note Agreement or the Notes.

                  SECTION 3. Covenants. The Company covenants and agrees that all securities which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, free and clear of all taxes, liens, claims and encumbrances. The Company further covenants and agrees that (i) during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights then represented by this Warrant and
(ii) it will, at its expense, use its best efforts to cause such shares to be listed (subject to issuance or notice of issuance) on all stock exchanges, if any, on which the Common Stock may become listed during such period.

                  SECTION 4.  Adjustment  of Warrant  Exercise  Price Upon Stock
Splits, Dividends, Distributions and Combinations. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares or issue a stock dividend or make a distribution with respect to outstanding shares of Common Stock or Convertible Securities payable in Common Stock or in Convertible Securities which are convertible with no additional consideration into shares of Common Stock, the Warrant Exercise Price in effect immediately prior to such subdivision or stock dividend or distribution shall be proportionately reduced (treating for such purpose any such shares of Convertible Securities outstanding or payable as being the number of shares of Common Stock issuable upon their conversion); and conversely, in case the shares of Common Stock of the Company shall be combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such combination shall be proportionately increased.

                  SECTION 5. Reorganization or Reclassification. In case of any capital reorganization, or of any reclassification of the capital stock, of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a split-up or combination), or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of the assets of the Company shall be effected in a manner by which the holders of Common Stock shall be entitled to securities or assets with respect to or in exchange for Common Stock, then this Warrant shall, after such capital reorganization, reclassification of capital stock, merger or sale of assets, entitle the Holder hereof to purchase the kind and number of shares of stock or other securities or property of the Company, or of the corporation resulting from such consolidation to which the Holder hereof would have been entitled if it had held the Common Stock issuable upon the exercise hereof immediately prior to such capital reorganization, reclassification of capital stock, consolidation, merger or sale. The Company shall not effect any such capital reorganization, reclassification of capital stock, consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting therefrom or the corporation purchasing such assets shall, by written instrument executed and mailed to the Holder hereof at the last address of such Holder appearing on the books of the Company, (i) assume the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and (ii) agree to be bound by all the terms of this Warrant.


                  SECTION 6.  Anti-Dilution Adjustments.

         (a) Issuance of Additional Shares. In case at any time the Company shall issue or sell any shares of its Common Stock (excluding shares issued upon the exercise of this Warrant and excluding shares issued in a public offering) for a consideration per share less than the Market Price on the date of such issue or sale, the Warrant Exercise Price shall be reduced to the price determined by multiplying the Warrant Exercise Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Market Price immediately prior to such issue or sale plus (ii) the aggregate consideration received by the Company upon such issue or sale, and the denominator of which shall be the product of
(iii) the total number of shares of Common Stock outstanding immediately after such issue or sale, multiplied by (iv) the Market Price immediately prior to such issue or sale.

         (b) Issuance of Rights, Options or Warrants. In case at any time the Company shall grant (whether directly or by assumption in a merger or otherwise) any rights (other than the rights represented by this Warrant), options or warrants to subscribe for or to purchase shares of Common Stock, whether or not such rights, options or warrants are immediately exercisable, and the Strike Price is less than the Market Price as of the date such rights, options or warrants are granted, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights, options or warrants shall be deemed to have been issued at the Strike Price. Except as otherwise provided in Section 6(d) below, no adjustments of the Warrant Exercise Price shall be made upon the actual issuance of the shares of Common Stock underlying such rights, options, warrants.

         (c) Issuance of Convertible Securities. In case at any time the Company shall issue any Convertible Securities, whether or not the right to convert or exchange any such Convertible Securities are immediately exercisable, and the Conversion Price is less than the Market Price as of the date such Convertible Securities are issued, then the total maximum number of shares of Common Stock issuable upon the conversion or exchange of such Convertible Securities shall be deemed to have been issued at the Conversion Price. Except as otherwise provided in Section 6(d) below, no adjustments of the Warrant

Exercise Price shall be made upon the actual issuance of the shares of Common Stock underlying such Convertible Securities.

         (d) Change in Strike Price, Conversion Price or Conversion Rate. If (i) the Strike Price for any right, option or warrant for the purchase of Common Stock, (ii) the Conversion Price of any Convertible Security or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time (other than by reason of provisions designed to protect against dilution), the Warrant Exercise Price in effect at the time such event occurs shall be readjusted to the Warrant Exercise Price which would have been in effect at such time had such rights, options, warrants or Convertible Securities still outstanding provided for such changed Strike Price, Conversion Price or conversion rate, as the case may be, at the time such rights, options or warrants were initially granted or such Convertible Securities were initially issued. Upon the expiration of any such right, option or warrant or the termination of any such right to convert or exchange such Convertible Securities, the Warrant Exercise Price then in effect shall be increased to the Warrant Exercise Price which would have been in effect at the time of such expiration or termination had such right, option, warrant or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been granted or issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding.

         (e) Consideration for Stock. In case any shares of Common Stock or Convertible Securities or any rights, options or warrants to purchase Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deducting any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights, options or warrants to purchase Common Stock or Convertible Securities shall be issued or sold in whole or in part for consideration other than cash, the amount of such consideration shall be deemed to be the fair value thereof as determined by the Board of Directors of the Company, without deducting any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation as determined by the Board of Directors of the Company, and if any such calculation results in adjustment of the Warrant Exercise Price, the determination of the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such merger, conversion or sale, for purposes of Section 5 shall be made after giving effect to such adjustment of the Warrant Exercise Price.

                  (f) Exceptions. Notwithstanding anything in this Section 6 to the contrary, the Company shall not be required to make any adjustment of the Warrant Exercise Price in connection with (i) the issuance of shares of Common Stock upon exercise of options granted to management employees of the Company pursuant to a stock option plan and

(ii) any acquisition in which all or part of the purchase price is payable in Common Stock or Convertible Securities and the Company or an Affiliate of the Company is the surviving corporation.

                  SECTION 7. Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                  SECTION 8. Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the sale or other disposition of any such shares shall be deemed an issuance thereof for the purposes of Section 6.

                  SECTION 9. Certain Events. If any event occurs as to which, in the opinion of the Board of Directors of the Company, the provisions of Sections 4, 5 or 6 are not strictly applicable or, if strictly applicable, would not fairly protect the purchase rights of the Holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an equitable adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights.

                  SECTION 10. Notice of Adjustment of Warrant Exercise Price. Upon any adjustment of the Warrant Exercise Price or in the occurrence of any event which should result in an adjustment to the Warrant Exercise Price, the Company shall promptly give written notice thereof to the Holder of this Warrant, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  SECTION 11.  Adjustments.

                  (a) Computation of Adjustments. Upon each computation of an adjustment in the Warrant Exercise Price, the Warrant Exercise Price shall be computed to the nearest cent (i.e., fractions of .5 of a cent, or greater, shall be rounded to the highest cent) and the shares which may be subscribed for and purchased upon exercise of this Warrant shall be calculated to the nearest whole share (i.e., fractions of less than one half of a share, or greater, shall be treated as being a whole share). No such adjustment shall be made, however, if the change in the Warrant Exercise Price would be less than $.01 per share, but any such lesser adjustment shall be made at the time and together with the next subsequent adjustment which, together with any adjustments carried forward, shall amount to $.01 per share or more.

                  (b) Adjustment of Number of Shares. Upon each adjustment of the Warrant Exercise Price as provided above, the registered holder of this Warrant shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price after such adjustment.

                  (c) Certain Prohibited Adjustments. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which would cause an adjustment of the Warrant Exercise Price to less than the par value of the Common Stock.

                  SECTION 12. Fractional Shares. The Company shall not be required to issue fractional Warrant Shares upon the exercise of this Warrant. If the Holder would be entitled upon the exercise of any rights evidenced hereby to receive a fractional interest in a Warrant Share, the Company shall, upon such exercise, pay in lieu of such fractional interest an amount in cash equal to the value of such fractional interest, calculated based upon the Market Price as of the date this Warrant is exercised.

                  SECTION 13.  Notice of Certain Events.  In case at any time:

                  (a) the Company shall pay any dividend upon, or make any distribution in respect of, its Common Stock;

                  (b) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                  (c) there shall be any capital reorganization, or reclassification of the capital stock, of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to another corporation; or

                  (d)      there   shall   be   a   voluntary   or   involuntary
                           dissolution,   liquidation   or  winding  up  of  the
                           Company;

then, in any one or more said cases, the Company shall give notice to the Holder of the date on which (i) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (ii) such reorganization, reclassification, consolidation, merger, sale of assets, involuntary dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall be given not less than ten (10) days prior to the record date or the date on which the transfer books of the Company are to be closed in respect thereto in the case of an action specified in clause (i) and at least thirty (30) days prior to the action in question in the case of an action specified in clause (ii). Notices of regular dividends provided by the Company in accordance with the requirements of the New York Stock Exchange shall constitute notice to the Holder of such dividends in accordance with this Section.

                  SECTION 14. No Change in Warrant Terms on Adjustment. Irrespective of any adjustment in the Warrant Exercise Price or the number of shares of Common Stock issuable upon exercise hereof, this Warrant, whether theretofore or thereafter issued or reissued, may continue to express the same Warrant Exercise Price and number of shares as are stated herein and the Warrant Exercise Price and such number of shares specified herein shall be deemed to have been so adjusted.

                  SECTION 15. Taxes. The Company shall pay any tax or taxes attributable to the issuance of securities issuable upon the exercise of this Warrant, unless the certificates for such securities are to be issued in a name other than that of the Holder hereof. The Company shall not be required to pay any tax or taxes levied or assessed with respect to any transfer of this Warrant or any Warrant Shares.

                  SECTION 16. Warrant Holder Not Deemed a Shareholder. No Holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed a shareholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the Holder of this Warrant of the securities which it is then entitled to receive upon the due exercise of this Warrant.

                  SECTION 17. No Limitation on Corporate Action. Except as otherwise specifically set forth herein, no provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize, consolidate or merge with or into another corporation, or transfer all or any part of its property or assets, or the exercise of any other of its corporate rights and powers.

                  SECTION 18.  Transfer; Restrictive Legends.

                  (a) This Warrant may not be transferred or assigned to any Person without the express written consent of the Company, which consent shall not be unreasonably withheld, and without complying with the restrictions contained in Section 33 of this Warrant, if applicable. The Holder shall indemnify and hold harmless the Company from any transfer or assignment of this Warrant in violation of the terms hereof or in violation of applicable law. Further, this Warrant may be transferred separately from the Notes.

                  (b) This Warrant is subject to the condition that if at any time the Board of Directors of the Company determines, in its reasonable discretion based upon the advice of its securities counsel, that the registration or qualification of the Registrable Securities is necessary under any state or federal law as a condition of or in connection with the issuance and delivery of such securities, the issuance and delivery of such securities may be withheld unless and until such registration or qualification shall have been effected. Upon the request of Holder, the Company shall promptly supply to such Holder all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144 or Rule 144A of the Securities and Exchange Commission. If a registration statement is not in effect under the Securities Act or any applicable state securities laws with respect to the securities, the Board of Directors may require, as a condition of exercise and as a condition to the issuance and delivery of any such securities, that the Holder deliver to the Company a letter in the form of Exhibit A hereto, with any supplemental changes the Board of Directors feel are necessary to comply with federal and state securities laws. The Company may endorse on certificates representing such securities such legends referring to the representations and restrictions contained herein and in such letter, in addition to any other applicable restrictions on resale as the Company, as it in its discretion shall deem appropriate.

                  SECTION 19. Vesting. Notwithstanding anything in Section 2 to the contrary, this Warrant shall be exercisable only with respect to the number of Warrant Shares which have vested in accordance with the following schedule:

                  (i) on the date hereof, three hundred thousand (300,000) Warrant Shares shall automatically vest; and
                  (ii) for so long as any of the Notes remain outstanding, an additional thirty-seven thousand five hundred (37,500) Warrant Shares, up to an aggregate of one hundred eight-seven thousand (187,500) Warrant Shares, shall vest on each anniversary of the date hereof;

         provided,  however,  that upon the occurrence of an event  described in
Section 2(b) hereof, any Warrant Shares not then vested shall immediately vest; and provided further, that upon any adjustment of the number of Warrant Shares the Holder is entitled to purchase upon the exercise of this Warrant in accordance with Section 11(b) hereof, all numerical references to Warrant Shares contained in this Section 19 shall be proportionately adjusted.

                  SECTION 20.  Registration on Request of Holder.

         (a) At any time within the first five (5) years after the date this Warrant first becomes exercisable, upon the delivery to the Company of a written request of the Holder and any holder of Registrable Securities, requesting that the Company effect a registration under the Securities Act, and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all other holders of Registrable Securities, and the Company thereupon on one occasion will use its best efforts to effect, as expeditiously as possible, a registration under the Securities Act (in accordance with the intended method of disposition specified in the notice from the Holder and any holder of Registrable Securities) of all of the Registrable Securities requested to be registered pursuant to this Section 20. Notwithstanding the foregoing provisions of this Section 20(a), the Company shall have no obligation to register any Registrable Securities during any period of time (not to exceed, in the case of (x) or (y), 60 days or, in the case of (z), 10 Business Days) when (x) the Company is contemplating a public offering of its securities and in the judgment of the managing underwriter thereof (or the Company, if such offering is not underwritten) such filing would have a material adverse effect on the contemplated offering, (y) the Company is in possession of material information that it deems advisable not to disclose in a registration statement, or (z) the Company is engaged in any program for the repurchase of stock of the Company.

         (b) If any requested registration pursuant to this Section 20 is in the form of an underwritten public offering, the holders of a majority of the Registrable Securities which are to be registered pursuant to this Section 20 shall have the right to select the manager or comanagers that will administer the offering, provided that such managers are reasonably satisfactory to the Company.

         (c) The Company's obligation to register Registrable Securities pursuant to Section 20(a) shall not be deemed satisfied if the registration statement does not become effective because of a material adverse change in the Company. In addition, if such registration statement does become effective and the method of disposition is an underwritten public offering, such obligation shall not be deemed satisfied if more than fifty percent (50%) of the Registrable Securities included in such registration statement are not sold because of a material adverse change in the Company.

         (d) From the date of receipt of a notice from the  Company  pursuant to
Section 20(a) until the completion of the period of distribution of the registration contemplated therein, the Company will not file with the Commission any other registration statement with respect to its capital stock, whether for its own account or that of other security holders, provided that the Company shall not be prohibited from filing any registration statements on Forms S-4 or S-8 or any other form which is not available for registering capital stock for sale to the public. The Company shall be entitled to include in any registration statement referred to in this Section 20 shares of its capital stock to be sold by the Company for its own account or by other stockholders of the Company pursuant to other registration rights agreements, provided the registration statement relates to an underwritten public offering and in the opinion of the managing underwriter such inclusion would not adversely affect the marketing of the securities to be sold by the holders of Registrable Securities.

         (e) Notwithstanding anything to the contrary in this Section 20, the amount of Registrable Securities to be included in an underwritten public offering may be reduced if and to the extent the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold in such underwritten public offering including the price at which such securities will be sold. If such a determination is made, (i) the number of equity securities (as defined in the Exchange Act) to be included by the Company and the number of equity securities to be included by stockholders other than the holder of Registrable Securities shall be reduced first; and then
(ii) the number of Registrable Securities to be included by the holders thereof shall be reduced in a manner consistent with the provisions of Section 20(f) hereof.

         (f)  If a  requested  registration  pursuant  to  this  Section  20 (x)
involves an underwritten public offering and the number of Registrable Securities requested to be included in such registration exceeds the largest number of Registrable Securities which can be sold as determined by the managing underwriter pursuant to Section 20(e) (the "Maximum Offering Size"), or (y) the number of Registrable Securities requested to be included in such registration statement exceeds the number of Registrable Securities the Company is obligated to register under Section 20(a), then the Company will include in such registration the number of Registrable Securities requested to be included pro rata in proportion to the percentage of Registrable Securities held by the holders of Registrable Securities requesting registration; provided, however, that such holders may decide among themselves a different priority.


                  SECTION 21. Incidental Registration Rights. If the Company at any time proposes to register any of its equity securities (as defined in the Exchange Act) under the Securities Act (other than pursuant to a registration statement on Forms S-4 or S-8, or any successor forms), whether or not for sale for its own account, and the registration form to be used may be used for the registration of Registrable Securities, it shall at such time give the Holder and any holder of Registrable Securities prompt written notice of its intentions and, upon the written request of any such holder made within twenty (20) days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company shall use its best efforts to effect the registration under the Securities Act of all Registrable
Securities which the Company has been so requested to register by the holders thereof, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that:

                  (i) if, at any time after giving written notice of its intention to register any securities and, prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); and

                  (ii) if such registration shall be in connection with an underwritten public offering and the managing underwriters shall advise the Company in writing that in their opinion the number of Registrable Securities requested to be included in such registration exceeds the number of such securities which can be sold in such offering, the Company shall include in such registration the number (if any) of Registrable Securities so requested to be included which in the opinion of such underwriters can be sold and shall not include in such registration any securities (other than securities being sold by the Company, which shall have priority in being included in such registration) so requested to be included other than Registrable Securities unless all Registrable Securities requested to be so included are included therein (and if in the opinion of such underwriters, some but not all of the Registrable Securities may be so included, all holders of Registrable Securities requested to be included therein shall share pro rata in the number of shares of Registrable Securities included in such underwritten public offering on the basis of the number of Registrable Securities requested to be included therein), except that, in the case of a registration initially requested or demanded by a holder or holders of securities other than Registrable Securities, the holders of the Registrable Securities requested to be included therein and the holders of such other securities shall share pro rata (based on the number of shares if the requested or demanded registration is to cover only Common Stock and, if not, based on the proposed offering price of the total number of securities included in such underwritten public offering requested to be included therein); and the Company shall so provide in any registration agreement hereinafter entered into with respect to any of its securities.

                  SECTION 22.  Registration in General.

         (a) Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act, the Company shall promptly:

                  (i) prepare and file with the Securities and Exchange Commission a registration statement with respect to such securities, make all required filings with the NASD and use best efforts to cause such registration statement to become effective;

                  (ii) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement, but in no event for a period of more than six months after such registration statement becomes effective;

                  (iii) furnish to counsel (if any) elected by holders of a majority (by number of shares) of the Registrable Securities covered by such registration statement copies of all documents proposed to be filed with the Securities and Exchange Commission in connection with such registration, which documents shall be subject to the review of such counsel;

                  (iv) furnish to each seller of such securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits, except that the Company shall not be obligated to furnish any seller of securities with more than two copies of such exhibits), such number of copies of the prospectus included in such registration statement (including such preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the securities owned by such seller;

                  (v) use its best efforts to register or qualify such securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to consent to service of process in any such jurisdiction other than process served in connection with alleged violations by the Company of the securities laws of such jurisdiction;

                  (vi) furnish to each seller a signed counterpart, addressed to the sellers, of
                           (A) an opinion of counsel for the Company,  dated the
                  effective date of the registration statement, and

                           (B) subject to the accountants obtaining the necessary representations as specified in Statement on Auditing Standards No. 72, a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to changes subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

                  (vii) notify each seller of any securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of section 11(a) of the Securities Act; and

                  (ix) use its best efforts to list such securities on any stock market on which the Common Stock is then listed, if such securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement.

The Company may require each seller of any securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith. Each such holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.

         By acquisition of Registrable Securities, each holder of such Registrable Securities shall be deemed to have agreed that upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 22(b)(vii) hereof, such holder shall promptly discontinue such holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 22(b)(vii) hereof. If so directed by the Company, each holder of Registrable Securities shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 22(b)(ii) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 22(b)(vii) hereof.

         (b)      Indemnification.

                  (i)      Indemnification by the Company.

                  The Company shall indemnify and hold harmless each holder of Registrable Securities, each person who controls such holder of Registrable Securities within the meaning of either Section 15 of the Securities Act or Section 20(a) of the Exchange

         Act and the officers, directors, employees and agents of each such holder and control Person (each such Person being sometimes hereinafter referred to as an "Indemnified Holder") from and against all losses, claims, damages, liabilities, costs (including costs of preparation and attorneys' fees) and expenses (including expenses of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information relating to such Indemnified Holder and furnished in writing to the Company by such Indemnified Holder expressly for use therein. This indemnity shall be in addition to any liability which the Company may otherwise have.

                  If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from the Company, such Indemnified Holder shall promptly notify the Company in writing, and the Company shall, at its expense, assume the defense thereof, including the employment of counsel satisfactory to such Indemnified Holder and the payment of all expenses. The failure so to notify the Company shall not relieve the Company from any obligation or liability except to the extent (but only to the extent) that it shall finally be determined by a court of competent jurisdiction (which determination is not subject to appeal) that the Company has been materially prejudiced by such failure. Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder unless (A) the Company has agreed to pay such fees and expenses or (B) the Company shall have failed promptly to assume the defense of such action or proceeding  or has  failed  to  employ  counsel  satisfactory  to  such
         Indemnified Holder or (C) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Holder and the Company or an Affiliate of the Company, and there may be one or more defenses available to such Indemnified Holder which are additional to, or in conflict with, those available to the Company or such Affiliate (in which case, if such Indemnified Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder, it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Indemnified Holder). The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment. Whether or not such defense is assumed by the Company, no Indemnified Holder shall be subject to any liability for any settlement made without its consent (but such consent shall not be unreasonably withheld). The Company shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Holder of a release, in form and substance satisfactory to the Indemnified Holder, from all liability in respect of such proceeding for which such Indemnified Holder would be entitled to indemnification hereunder (whether or not any Indemnified Holder is a party thereto).

                  (ii)     Indemnification by Holder of Registrable Securities.

                  Each holder of Registrable Securities agrees to indemnify and hold harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such holders, but only with respect to information relating to such holders furnished in writing by such holders expressly for use in any registration statement or prospectus, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person, in respect of which indemnity may be sought against a holder of Registrable Securities, such holder shall have the rights and duties given to the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to each holder by the preceding paragraph.

                  (iii)    Contribution

                  If the indemnification provided for in this Section 22(b) is unavailable to or insufficient to hold harmless an indemnified party under Section 22(b)(i) or Section 22(b)(ii) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holders on the other hand from their sale of Registrable Securities or if such allocation is not permitted by applicable law, the relative fault of the Company on the one hand and of the Indemnified Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 22(b)(i), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

                  The Company and each Holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 22(b)(iii) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (c) Expenses. The Company shall pay all Registration Expenses in connection with each registration of Registrable Securities.

                  SECTION 23. Lock-Up Agreement. The Holder hereby agrees to enter into an agreement with the Company, in form and substance reasonably satisfactory to such Holder, restricting such Holder's ability to sell Warrant Shares for a period not to exceed one hundred eighty (180) days following any underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act.

                  SECTION 24. Exchange of Warrant. This Warrant is exchangeable upon the surrender hereof by the holder hereof at such office or agency of the Company, for new warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder from time to time after giving effect to all the provisions hereof, each of such new warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.

                  SECTION 25. Financial  Information.  Within one hundred twenty
(120) days after the close of each fiscal year of the Company ending after the date of the issuance of this Warrant and prior to the Expiration Date, the Company shall furnish to the Holder the audited consolidated financial statements of the Company and its consolidated subsidiaries (including balance sheet and income statements) as at the end of each such fiscal year in comparative form certified by a firm of independent certified public accountants of recognized national standing, reasonably acceptable to the Holder and selected by the Company, which financial statements shall be accompanied by the opinion of such certified public accountants thereon.

                  SECTION 26. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnify or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

                  SECTION 27. Representation of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant for its own account for investment and not with a view to, or sale in connection with, any distribution hereof or of any of the shares of Common Stock or other securities issuable upon the exercise thereof, nor with any present intention of distributing any of the same.

                  SECTION 28. Notice. All notices, demands and other communications under this Warrant shall be in writing (which shall include communications by telex and telecopy) and shall be delivered (a) in person or by courier or overnight service, (b) mailed by first class registered or certified mail, postage prepaid, return receipt requested, by prepaid telex or telecopier, or by hand, courier or overnight service, and (c) be given at the following respective addresses and telecopier numbers and to the attention of the following Persons:

                  (i)      if to the Company, to:


                           Gray Communications Systems, Inc.
                           126 North Washington Street
                           Albany, Georgia 31701
                           Attn: Mr. Ralph W. Gabbard
                           Telecopier No.:  (912) 888-9374


                           with a copy (which shall not constitute notice) to:


                           Heyman & Sizemore
                           2300 Cain Tower
                           229 Peachtree Street, NE
                           Atlanta, Georgia 30303-1608
                           Attn:  Neal H. Ray, Esq.
                           Telecopier No.:  (404) 521-2838


                  (ii)     if to the Holder hereof, to:


                           Bull Run Corporation
                           4370 Peachtree Road
                           Atlanta, Georgia 30319
                           Attn:  Mr. Robert S. Prather
                           Telecopier No.:  (404) 261-9607


                           with a copy (which shall not constitute notice) to:


                           Alston & Bird
                           One Atlantic Center
                           1201 West Peachtree Street
                           Atlanta, Georgia  30309-3424
                           Attn: Stephen A. Opler, Esq.
                           Telecopier No.: (404) 881-4777


or at such other address or telecopier number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address", and (d) be effective or deemed delivered or furnished (i) if given by mail, on the third Business Day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section 28 and the appropriate answer back is received or receipt is otherwise acknowledged, and (iii) if given by hand delivery or overnight delivery service when left at the address of the addressee addressed as above provided, except that notices of a change of address or telecopier number, shall not be deemed furnished until received.

                  SECTION 29. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against whom enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  SECTION 30. Remedies. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                  SECTION 31. Governing Law. This Warrant shall be governed by the laws of the State of Georgia, without regard to conflict of laws principles.

                  SECTION 32. Date. The date of this Warrant is January 3, 1996. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Sections 20, 21 and 22 shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

                  SECTION 33. Certain  Limitations on Exercise of Warrant.  This
Warrant may not be exercised by the Holder to the extent, but only to the extent, that the exercise of this Warrant would result in the Holder and its Affiliates owning more than 49.9% of the outstanding shares of Common Stock, on a fully diluted basis. In the event the circumstances described in the foregoing sentence preclude the Holder from exercising any portion of this Warrant, the Holder may, in accordance with the provisions of Section 18 of this Warrant, freely sell or otherwise transfer this Warrant to any third party other than a third party to which the Holder has previously sold, in one or more installments, an aggregate of twenty-five percent (25%) or more of the outstanding Common Stock, on a fully diluted basis.

                  SECTION 34. Shareholder Approval. Notwithstanding anything in this Warrant to the contrary, this Warrant is not exerciseable until the holders of at least a majority of the securities of the Company entitled to vote have approved the issuance hereof, provided that the total vote cast represents at least fifty percent (50%) of all such securities.











                       [Signatures Continued On Next Page]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officers and its seal to be hereunto affixed as of January 3, 1996.


                                         GRAY COMMUNICATIONS SYSTEMS, INC.



                                              By:          /Ralph W. Gabbard/
                                              Name:    Ralph W. Gabbard
                                              Title:     President

ATTEST:


By:    /Marcia E. Crowe/
         Secretary

                                    EXHIBIT A

                               Notice of Exercise


                                     [Date]


Gray Communications Systems, Inc.
126 North Washington Street
Albany, Georgia 31701
Attn:  Mr. Ralph W. Gabbard

         Re:  Exercise of Warrant


         Pursuant to the provisions of that certain Warrant to Purchase Common Stock (the "Warrant") of Gray Communications Systems, Inc., a Georgia corporation (the "Company"), dated January 3, 1996, Bull Run Corporation, a Georgia corporation ("Bull Run"), hereby represents, warrants, covenants, and agrees with the Company as follows:

                  The shares of common stock of the Company being acquired by Bull Run pursuant to this exercise of the Warrant (the "Warrant Shares") will be acquired for its own account without the participation of any other person, with the intent of holding the Warrant Shares for investment and without the intent of participating, directly or indirectly, in a distribution of the Warrant Shares and not with a view to, or for resale in connection with, any distribution of the Warrant Shares, nor is Bull Run aware of the existence of any distribution of the Warrant Shares;

                  Bull Run is not acquiring the Warrant Shares based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Warrant Shares but rather upon an independent examination and judgment as to the prospects of the Company;

                  The Warrant Shares were not offered to Bull Run by means of publicly disseminated advertisements or sales literature;

                  Bull Run is able to bear the economic risks of the investment in the Warrant Shares, including the risk of a complete loss of Bull Run's investment therein;

                  Bull Run understands and agrees that the Warrant Shares will be issued and sold to Bull Run in reliance upon an exemption from, but without registration under any state law relating to the registration of securities for sale, and will be issued and sold in reliance on the exemptions from registration under the Securities Act of 1933 (the "1933 Act"), provided by Sections 3(b) and/or 4(2) thereof and the rules and regulations promulgated thereunder;

                  Except as set forth in Section 18 of the Warrant, the Warrant Shares cannot be offered for sale, sold or transferred by Bull Run other than pursuant to: (A) an effective registration under the 1933 Act or in a transaction otherwise in compliance with the 1933 Act; and
         (B) evidence reasonably satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel reasonably satisfactory to it with respect to compliance with the above laws;

                  Except as set forth in Sections 20, 21 and 22 of the Warrant, the Company will be under no obligation to register the Warrant Shares or to comply with any exemption available for sale of the Warrant Shares without registration or filing, and the information or conditions necessary to permit routine sales of securities of the Company under Rule 144 of the 1933 Act are not now available and no assurance has been given that it or they will become available. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Warrant Shares;

                  Bull Run has and has had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company, including, but not limited to, contracts, financial statements, tax returns, leases, deeds, and other books and records. Bull Run has examined such of these documents as it wished and is familiar with the business and affairs of the Company. Bull Run realizes that the purchase of the Warrant Shares is a speculative investment and that any possible profit therefrom is uncertain;

                  Bull Run has had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. Bull Run has received all information and data with respect to the Company which it has requested and which it has deemed relevant in connection with the evaluation of the merits and risks of its investment in the Company;

                  Bull Run has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Warrant Shares hereunder and it is able to bear the economic risk of such purchase; and

                  The agreements, representations, warranties, and covenants made by Bull Run herein extends to and applies to all of the Warrant Shares. Acceptance by Bull Run of the certificate representing such Warrant Shares shall constitute a confirmation by Bull Run that all such agreements, representations, warranties, and covenants made herein shall be true and correct at that time.

         Bull Run understands that the certificates representing the Warrant Shares shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and agrees that a legend to that effect may be placed on any certificate which may be issued to Bull Run as a substitute for the certificates representing the Warrant Shares.

                                                     Very truly yours,

                                                     BULL RUN CORPORATION



                                                     By:
                                                              Its:


AGREED TO AND ACCEPTED:


GRAY COMMUNICATIONS SYSTEMS, INC.


By:
Title:


Number of Shares
Exercised:


Number of Shares
Remaining:                                                    Date: